UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

October 31, 2012

Fund Advisor:

Spectrum Advisory Services Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

October 31, 2012

Dear Fellow Shareholders,

To many readers who have seen the contrast between the movements in the market and the headlines in the newspapers, this past year’s stock market must seem like a Disney fantasy movie. You are familiar enough with the headlines that they need not be repeated. You probably know as well that the stock market had an above average year.

So what happened? Certainly the Federal Reserve’s zero interest rate policy provided a tailwind. Not only did the policy create lots of money and liquidity, but low returns on other assets made shares more appealing because dividend yields exceeded Treasuries by the largest amount since the early 1950s. Also, corporate profit margins at the end of 2011 were at record levels.

“Unprecedented” is a somewhat overused word, but not nearly as overworked as “great” by TV sportscasters. But the current stock market backstop is by far unprecedented. The Treasury bond market normally serves as a benchmark for both risk and valuations, but never has the Federal Reserve pursued a zero interest rate the way it has for the last four years. Record deficits normally cause bond rates to rise, but as mentioned in an earlier letter, the Federal Reserve’s quantitative easing has made borrowing by the government painless. As a result, investors cannot use Treasury bond yields as a critical benchmark against which to measure other investments. Furthermore, a dysfunctional government has created unprecedented uncertainty about taxes and regulations, which poses a daunting hurdle for companies and managements.

While no history can guide in today’s financial markets, lets hope that history does not repeat itself on this country. History is replete with examples of countries whose grandiose notions of their greatness led to overextensions and eventual declines. An example, often forgotten by us, is the great Austro-Hungarian Empire, which collapsed as a result of World War I. While we still possess much strength, we will have to change to avoid the fate of this group. For example, today’s national government is far from the worst in our history, but it has the capacity to do greater harm than in any prior time. This threat is a result of the great number of regulations and rules written not just by government agencies, but by the law firms and lobbying groups that populate the D.C. area. That seven of the ten wealthiest counties in the country are in the D.C. area shows the high stakes involved in this process. Unlike private parties, government regulatory bodies benefit from their failures at budget times. The fate of the economy depends mightily on an improved performance in Washington.

Following the adage to concern oneself with only what we can change, I intend to continue our path of cautious investing in this environment. I will continue to concentrate on investing in companies with proven business models and competent management. While historically this Fund has invested with low turnover, this year presented us an opportunity to harvest some long term gains at a lower rate than we may see in the future. Overall, as long as corporate profits are there, the stock market will be a good place to invest for the long run.

I am grateful for the trust you have placed in our Fund. May the New Year bring you good health and good cheer.

Sincerely,

Marc Heilweil

MANAGEMENT DISCUSSION

Over the twelve-month period ending October 31, 2012, Marathon Value (“Marathon” or “the Fund”) returned +10.24%. Marathon’s annualized performance since inception (March 28, 2000) is +6.75%. The comparable total returns for the S&P 500 benchmark are +15.17% and +1.36%. Since the Fund’s inception, the Fund’s cumulative total return has been +127.61%, versus the S&P500’s cumulative total return of +18.59% for a total return differential of +109.02% for Marathon.

PERFORMANCE SUMMARY

	Calendar 2000*	Calendar 2001	Calendar 2002	Calendar 2003	Calendar 2004	Calendar 2005	Calendar 2006
Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%
S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%

	Calendar 2007	Calendar 2008	Calendar 2009	Calendar 2010	Calendar 2011	Year-to- Date 2012 as of 10/31/12	Since Inception as of 10/31/12
Marathon Value Portfolio	3.10%	-23.33%	20.29%	15.87%	1.76%	9.93%	127.61%
S&P 500 Index	5.49%	-37.00%	26.46%	15.06%	2.11%	14.26%	18.59%

Annualized Total Returns
	For the Periods Ended October 31, 2012
	One Year	Three Year Average	Five Year Average	Ten Year Average	Since Inception
Marathon Value Portfolio	10.24%	11.38%	2.82%	7.99%	6.75%
S&P 500 Index	15.17%	13.20%	0.35%	6.90%	1.36%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, before waivers and reimbursements is 1.25%. (1.25% after waivers and reimbursements by the Advisor). The Advisor has contractually agreed to waive its fees and/or cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 28, 2013.

*	March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

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The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through October 31, 2012. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

The past twelve months have seen some large swings in sentiment as the stock market anticipated recession, then growth, then recession, then growth again. There is a preponderance of talking heads – both bullish and bearish – claiming to know the future. An example would be the folks at ECRI (Economic Cycle Research Institute), who predicted a recession last fall. With a previously perfect record for predicting such events, their words were given heavy weight by market professionals, only to turn out to be wrong. Humility about future events is a virtue we value.

Some investors sit on the sidelines, disillusioned with a market ever more reliant on the Fed’s zero-interest-rate policy. We would agree that this has distorted the market, but to use that as an excuse not to do the hard work is a lazy macro view that ignores the importance of company-specific research and stock picking. Another reason to focus on the longer term is the makeup of the performance of the S&P 500. Several of the index’s triple-digit percentage gainers came from lower-quality companies rebounding from decade lows. If one were to look back at a three- or five-year chart, these companies have a poorer track record. Growth stocks have outperformed, but multiple indicators suggest this could be a trend headed toward a reversal.

3

The Fund’s top five contributors to performance all share a common trait: a significant exposure to an improving U.S. housing sector. Although some headwinds remain for the housing market, demographic trends such as natural household formation cannot be postponed forever. Valspar Corporation (VAL) benefits from new home sales, but their paints are also appealing to those homeowners looking for a cheaper project that better fits their finances. PPG Industries Inc. (PPG) residential glass and architectural coatings get a boost from new homebuilding as well. B of I Holdings Inc. (BOFI) has made excellent headway originating high-quality, high-down payment residential home loans to a well-heeled demographic. Tyco International LTD (TYC), benefits as new homeowners invest in security for their families, driving recurring service revenues over time. Lowe’s Companies Inc., (LOW) sees the most direct benefit from an improved housing environment, with high-margin appliance and fixture sales improving. Our Fund by no means depends upon a housing recovery, but we highlight the benefits that a few of our companies see in this long-suffering industry’s recovery.

Among our new purchases this year were several European stocks. During the height of this summer’s Eurozone fears, we purchased the ADR’s of an old favorite, DSM N.V. (RDSMY). This company, which we have owned in private accounts for over a decade, started out as a coal mining company named Dutch State Mines. It then converted to a natural gas and petrochemical producer. It is now principally a seller of biopharmaceutical ingredients and nutraceuticals. Profit margins are better than in the past, yet DSM has not taken any large write-offs in the course of these business transitions.

Over the summer, ConocoPhillips (COP) separated its oil exploration and production business from its refining and pipeline and operations. Initially the market failed to recognize the value in the newly created Phillips 66 (PSX) shares, so we added to our position in the new entity. We reduced our position in Phillips 66 as the share price increased significantly over subsequent months, reducing the margin of safety in the shares.

The Fund’s largest contributor to performance was Valspar Corporation (+62.76%). Challenges in residential and commercial construction end markets were more than offset by new customer wins among industrial and manufacturing companies. A richer product mix, price increases, and their trademark focus on costs led to a 29% increase in operating profit on a negligible sales increase in the most recent quarter for the company’s coatings segment, a performance that did not go unnoticed by the stock market. Prospects are bright for continued market share gains and include an agreement with home improvement retailer B&Q to introduce Valspar paint to their 350 locations in the United Kingdom and Ireland.

B of I Holdings Inc. (+83.49%) delivered our largest percentage gain even while maintaining characteristically high credit standards, the bank was able to increase net income 54% during their fiscal year ended June 2012. The bank raised common and preferred equity at attractive levels to give them a platform for further growth using their unique “asset-light” banking model. While a 50% efficiency ratio (expenses as a percent of net revenue) is considered good, B of I Holdings Inc. is among the industry’s best at 36%.

Tyco International Corp (+29.41%)1 was the third largest contributor to the fund’s performance. During the last quarter of our fiscal year, Tyco spun off its ADT Corporation (ADT) home security business and merged the flow control operations with Pentair (PNR). This thoughtful and careful separation has unlocked shareholder value, as market participants can properly evaluate the various business segments on their own. Notorious Tyco is now nine different firms including TE Connectivity (TEL), which we also own.

1 Aggregate performance reflected collectively for TYC, ADT and PNR because they began the year as one company.

4

Lowe’s Companies Inc. shares rose (+56.70%) during the fiscal year. The company has implemented an extensive inventory evaluation across all product lines with a focus on holding only the inventory that the customer most desires, which in turn should boost margins. This process has resulted in uneven sales in recent quarters and has been difficult for investors to evaluate. However at this point much of the tough work has been done, and the results across a few early product line inventory revamps show demonstrable sales increases.

The Fund’s largest loss during the fiscal year was Knight Capital Group (KCG) (-77.08%). Knight managed to wipe out most of its market value in half an hour when it suffered a massive trading loss due to an internal software error that entered erroneous trades. We manage risks as carefully as possible, but this is an example of an unforeseeable loss and is why it is good to be diversified.

Earlier this year, we took a small position in Hewlett Packard Company (HPQ) (-31.36%). With over $30 billion in sales, it serves many members of the Fortune 100 with technical hardware and professional services. Considering the price we paid, we think it has upside value. Without a doubt, their bureaucracy and poor governance show how a great entrepreneurial enterprise can nearly destroy itself.

The Fund continues to have a higher than average exposure to industrial names, which dates back to our view that for the first time in the postwar period, manufacturing would lead the recovery after a recession. After a strong run as the global economy recovered, this sector has underperformed in the past 12 months due to recessionary conditions in Europe and slower growth in mainland China. We believe that while the European troubles will be ongoing, it is likely that China will return to better growth shortly. These industrial companies continue their efforts to be globally competitive by investing in their infrastructure and workforce even at the expense of current operating margins. In contrast to prior periods, at this time we have no specific sector that we think is especially promising.

5

FUND HOLDINGS – (Unaudited)

  1  Based on net assets.

The investment objective of the Marathon Value Portfolio is to provide shareholders with long-term capital appreciation in a well-diversified portfolio.

AVAILABILITY OF PORTFOLIO SCHEDULE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting solely of management fees, tax expenses, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

6

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2012) and held for the entire period (through October 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Marathon Value Portfolio	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 – October 31, 2012
Actual	$1,000.00	$998.90	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

7

Marathon Value Portfolio

Schedule of Investments – October 31, 2012

Common Stocks – 80.75%	Shares	Fair Value
Automobiles, Parts & Equipment – 2.34%
Advance Auto Parts, Inc.	6,200	$439,828
Autoliv, Inc.	3,600	207,360
Genuine Parts Co.	8,500	531,930

		1,179,118

Banking – Financial – 4.91%
B of I Holdings, Inc. (a)	16,400	461,168
Credit Suisse Group AG (b)	8,500	198,390
Northeast Bancorp	50,900	485,077
Seacoast Banking Corp. of Florida (a)	191,642	306,627
SunTrust Banks, Inc.	18,500	503,200
U.S. Bancorp	15,530	515,751

		2,470,213

Communications, Broadcasting & Cable – 0.41%
SK Telecom Co., Ltd. (b)	13,300	207,879

Computer Software & Hardware – 6.61%
Cisco Systems, Inc.	29,000	497,060
Google, Inc. – Class A (a)	1,100	747,747
Hewlett-Packard Co.	17,000	235,450
Intel Corp.	15,000	324,375
International Business Machines Corp.	6,200	1,206,086
Microsoft Corp.	11,100	316,739

		3,327,457

Data Services – 3.65%
Automatic Data Processing, Inc.	6,700	387,193
Equifax, Inc.	9,800	490,392
Global Payments, Inc.	9,500	406,125
Total System Services, Inc.	11,000	247,390
Verisk Analytics, Inc. – Class A (a)	6,000	306,000

		1,837,100

Delivery and Freight Services – 1.43%
United Parcel Service, Inc. – Class B	9,800	717,850

Durable Goods – 0.21%
Pentair Ltd	2,545	107,489

Electric Components, Parts & Equipment – 5.47%
Avnet, Inc. (a)	21,600	618,840
Corning, Inc.	22,500	264,375
Linear Technology Corp.	21,500	672,090
Secom Co., Ltd. (b)	23,139	298,030

See accompanying notes which are an integral part of the financial statements.

8

Marathon Value Portfolio

Schedule of Investments – October 31, 2012 (Continued)

Common Stocks – 80.75% – continued	Shares	Fair Value
Electric Components, Parts & Equipment – 5.47% – continued
TE Connectivity, Ltd.	9,000	$289,620
Texas Instruments, Inc.	12,200	342,698
Zebra Technologies Corp. – Class A (a)	7,480	268,756

		2,754,409

Energy – 5.98%
Anadarko Petroleum Corp.	5,000	344,050
ConocoPhillips	6,600	381,810
Exxon Mobil Corp.	5,323	485,298
Noble Corp.	22,900	864,246
Phillips 66	8,000	377,280
RPC, Inc.	13,500	154,710
Sasol Ltd. (b)	9,500	402,895

		3,010,289

Finance – 0.32%
Reading International, Inc. – Class A (a)	26,300	159,115

Gold & Silver Ores – 0.79%
Allied Nevada Gold Corp. (a)	10,800	398,736

Healthcare – 4.24%
Becton, Dickinson & Co.	5,500	416,240
Cardinal Health, Inc.	5,500	226,215
Life Technologies Corp. (a)	7,808	381,889
St. Jude Medical, Inc.	12,500	478,250
Stryker Corp.	9,700	510,220
Thermo Fisher Scientific, Inc.	2,000	122,120

		2,134,934

Household Products – 3.62%
Colgate-Palmolive Co.	6,600	692,736
Kimberly-Clark Corp.	6,400	534,080
Procter & Gamble Co.	8,627	597,334

		1,824,150

Industrial Conglomerates – 8.67%
3M Co.	10,700	937,320
Eaton Corp.	18,100	854,682
Emerson Electric Co.	11,400	552,102
General Electric Co.	23,300	490,698
Leggett & Platt, Inc.	5,200	137,956
Raven Industries, Inc.	26,684	728,206

See accompanying notes which are an integral part of the financial statements.

9

Marathon Value Portfolio

Schedule of Investments – October 31, 2012 (Continued)

Common Stocks – 80.75% – continued	Shares	Fair Value
Industrial Conglomerates – 8.67% – continued
Tyco International, Ltd.	24,775	$665,704

		4,366,668

Industrial Machinery – 4.58%
Graco, Inc.	25,438	1,222,550
Illinois Tool Works, Inc.	8,300	509,039
Lincoln Electric Holdings, Inc.	13,300	576,821

		2,308,410

Insurance – 5.01%
Alleghany Corp. (a)	3,013	1,047,319
Aon Corp.	5,000	269,750
Berkshire Hathaway, Inc. – Class B (a)	6,500	561,275
National Western Life Insurance Co. – Class A	1,306	183,323
White Mountains Insurance Group, Ltd.	900	461,430

		2,523,097

Materials – 0.28%
Resolute Forest Products (a)	11,500	140,300

Packaged Foods – 3.36%
Archer-Daniels-Midland Co.	16,000	429,440
Campbell Soup Co.	15,500	546,685
PepsiCo, Inc.	10,300	713,172

		1,689,297

Pharmaceuticals – 3.50%
Bristol-Myers Squibb Co.	8,500	282,625
GlaxoSmithKline plc (b)	10,000	449,000
Novartis AG (b)	6,845	413,849
Novo Nordisk A/S (b)	1,300	208,377
Pfizer, Inc.	11,500	286,005
Teva Pharmaceutical Industries Ltd. (b)	3,000	121,260

		1,761,116

Publishing & Printing Media – 0.73%
John Wiley & Sons, Inc. – Class A	8,500	368,730

Restaurants – 1.45%
McDonald’s Corp.	8,400	729,120

Retail Stores – 6.32%
Bed Bath & Beyond, Inc. (a)	8,600	496,048
Costco Wholesale Corp.	6,300	620,109

See accompanying notes which are an integral part of the financial statements.

10

Marathon Value Portfolio

Schedule of Investments – October 31, 2012 (Continued)

Common Stocks – 80.75% – continued	Shares	Fair Value
Retail Stores – 6.32% – continued
Family Dollar Stores, Inc.	2,500	$164,900
Lowe’s Companies, Inc.	23,500	760,930
Staples, Inc.	20,120	231,682
Tiffany & Co.	4,000	252,880
Walgreen Co.	8,000	281,840
Weis Markets, Inc.	9,100	374,556

		3,182,945

Services – Detective, Guard & Armored Car – 0.59%
ADT Corp./The (a)	7,138	296,278

Services – Miscellaneous Amusement & Recreation – 0.78%
Walt Disney Co./The	8,000	392,560

Specialty Chemicals – 5.16%
Koninklijke DSM NV (b)	19,621	257,035
PPG Industries, Inc.	9,000	1,053,720
Valspar Corp.	23,000	1,288,690

		2,599,445

Staffing Services – 0.34%
CDI Corp.	10,100	173,619

TOTAL COMMON STOCKS (Cost $28,360,959)		40,660,324

Real Estate Investment Trusts – 2.28%
Colony Financial, Inc.	11,481	229,735
EastGroup Properties, Inc.	3,800	197,828
Plum Creek Timber Co., Inc.	16,370	718,643

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $768,137)		1,146,206

Preferred Stock – 0.83%
E. I. du Pont de Nemours & Co., callable on 01/04/2013 @ $120	4,000	420,600

TOTAL PREFERRED STOCK (Cost $308,578)		420,600

See accompanying notes which are an integral part of the financial statements.

11

Marathon Value Portfolio

Schedule of Investments – October 31, 2012 (Continued)

Corporate Bonds – 7.97%	Principal Amount	Fair Value
Bank of America Corp., 0.719%, 09/15/2014 (c)	$250,000	$247,538
Case New Holland, Inc., 7.750%, 09/01/2013	350,000	369,250
Chesapeake Energy Corp., 9.500%, 02/15/2015	300,000	337,500
CWABS, Inc., 0.871%, 04/25/2032 (c) (d)	63,217	37,489
CWABS, Inc., 3.211%, 10/25/2032 (c) (d)	27,904	2,350
Duke Realty LP, 6.250%, 05/15/2013	300,000	308,414
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	300,000	316,531
IMPAC CMB Trust, 1.111%, 10/25/2033 (c) (e)	97,592	97,611
IMPAC CMB Trust, 1.051%, 09/25/2034 (c) (e)	116,905	99,224
Ingles Markets, Inc., 8.875%, 05/15/2017	350,000	378,438
JPMorgan Chase & Co., 5.750%, 01/02/2013	300,000	302,652
Mississippi Chemical Corp., 7.250%, 11/15/2017 (a) (f)	125,000	-
Mondelez International, Inc., 5.250%, 10/01/2013	500,000	519,986
PlainsCapital Bank, 0.200%, 12/07/2012	250,000	249,962
SunTrust Bank / Atlanta GA, 0.660%, 04/01/2015 (c)	300,000	292,401
Susquehanna Bank / Lititz PA, 0.250%, 12/07/2012	250,000	249,973
Tesoro Corp., 6.500%, 06/01/2017	200,000	206,500

TOTAL CORPORATE BONDS (Cost $4,045,587)		4,015,819

Money Market – 8.11%	Shares
Fidelity Institutional Money Market Portfolio, 0.20% (c)	4,084,732	4,084,732

TOTAL MONEY MARKETS (Cost $4,084,732)		4,084,732

TOTAL INVESTMENTS (Cost $37,567,993) – 99.94%		$50,327,681

Other assets in excess of liabilities – 0.06%		28,831

TOTAL NET ASSETS – 100.00%		$50,356,512

(a)	Non-income producing.
(b)	American Depositary Receipt.
(c)	Variable rate securities; the coupon rate shown represents the rate at October 31, 2012.
(d)	Asset-Backed Security.
(e)	Collateralized mortgage obligation.
(f)	In default, issuer filed Chapter 11 bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.

See accompanying notes which are an integral part of the financial statements.

12

Marathon Value Portfolio

Statement of Assets and Liabilities – October 31, 2012

Assets
Investments in securities
At cost	$37,567,993

At fair value	50,327,681

Dividends receivable	35,390
Interest receivable	49,901
Receivable from capital stock sold	50,951
Receivable from tax reclaim	567

Total assets	50,464,490

Liabilities
Payable for capital stock purchased	2,000
Accrued advisory fees (a)	105,978

Total liabilities	107,978

Net Assets	$50,356,512

Net Assets consist of:
Paid in capital	36,938,268
Accumulated undistributed net investment income (loss)	272,751
Accumulated net realized gain (loss) on investments	385,805
Net unrealized appreciation (depreciation) on investments	12,759,688

Net Assets	$50,356,512

Shares outstanding (unlimited number of shares authorized)	2,841,682

Net Asset Value
Offering and redemption price per share	$17.72

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of the financial statements.

13

Marathon Value Portfolio

Statement of Operations – For the year ended October 31, 2012

Investment Income
Dividend income (net of foreign withholding tax of $9,509)	$828,900
Interest income	104,680

Total Income	933,580

Expenses
Investment advisor fee (a)	583,729

Total Expenses	583,729

Net Investment Income (Loss)	349,851

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	385,315
Change in unrealized appreciation (depreciation) on investment securities	3,701,211

Net realized and unrealized gain (loss) on investment securities	4,086,526

Net increase (decrease) in net assets resulting from operations	$4,436,377

(a)	See Note 4 to the Financial Statements

See accompanying notes which are an integral part of the financial statements.

14

Marathon Value Portfolio

Statements of Changes In Net Assets

Increase (Decrease) in Net Assets due to:	Year ended Oct. 31, 2012	Year ended Oct. 31, 2011
Operations
Net investment income (loss)	$349,851	$251,012
Net realized gain (loss) on investment securities	385,315	1,283,127
Change in unrealized appreciation (depreciation) on investments	3,701,211	1,509,698

Net increase (decrease) in net assets resulting from operations	4,436,377	3,043,837

Distributions
From net investment income	(278,183)	(248,945)
From net realized gains	(843,382)	—

Change in net assets from distributions	(1,121,565)	(248,945)

Capital Share Transactions
Proceeds from shares sold	7,695,358	4,301,086
Reinvestment of distributions	1,118,418	248,268
Amount paid for shares redeemed	(3,022,910)	(2,924,598)

Net increase (decrease) in net assets resulting from share transactions	5,790,866	1,624,756

Total Increase (Decrease) in Net Assets	9,105,678	4,419,648

Net Assets
Beginning of year	41,250,834	36,831,186

End of year	$50,356,512	$41,250,834

Accumulated undistributed net investment income included in net assets at end of year	$272,751	$200,643

Capital Share Transactions
Shares sold	448,393	265,079
Shares issued in reinvestment of distributions	69,814	15,278
Shares redeemed	(174,254)	(176,204)

Net increase (decrease) from capital share transactions	343,953	104,153

See accompanying notes which are an integral part of the financial statements.

15

Marathon Value Portfolio

Financial Highlights

(For one share outstanding during each period)

	Year ended Oct. 31, 2012	Year ended Oct. 31, 2011	Year ended Oct. 31, 2010	Year ended Oct. 31, 2009	Year ended Oct. 31, 2008
Selected Per Share Data
Net asset value, beginning of period	$16.52	$15.39	$13.37	$12.54	$16.88

Income from investment operations
Net investment income	0.13	0.10	0.11	0.12	0.16
Net realized and unrealized gain (loss)	1.51	1.13	2.02	0.91	(4.01)

Total from investment operations	1.64	1.23	2.13	1.03	(3.85)

Less Distributions to shareholders:
From net investment income	(0.11)	(0.10)	(0.11)	(0.19)	(0.18)
From capital gains	(0.33)	—	—	(0.01)	(0.31)

Total distributions	(0.44)	(0.10)	(0.11)	(0.20)	(0.49)

Net asset value, end of period	$17.72	$16.52	$15.39	$13.37	$12.54

Total Return (a)	10.24%	8.03%	16.04%	8.51%	-23.36%

Ratios and Supplemental Data
Net assets, end of period (000)	$50,357	$41,251	$36,831	$30,802	$26,979
Ratio of expenses to average net assets before waiver	1.25%	1.25%	1.27%	1.28%	1.27%
Ratio of expenses to average net assets	1.25%	1.25%	1.23%	1.25%	1.25%
Ratio of net investment income to average net assets before waiver	0.75%	0.64%	0.72%	0.99%	1.13%
Ratio of net investment income to average net assets	0.75%	0.64%	0.76%	1.02%	1.15%
Portfolio turnover rate	12.52%	15.79%	16.14%	25.53%	41.77%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

16

Marathon Value Portfolio

Notes To The Financial Statements – October 31, 2012

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998. The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first-in, first-out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

17

Marathon Value Portfolio

Notes To The Financial Statements – October 31, 2012 (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no such material reclassifications for the year ended October 31, 2012.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

• Level 1 –	quoted prices in active markets for identical securities
• Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

18

Marathon Value Portfolio

Notes To The Financial Statements – October 31, 2012 (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stock, real estate investment trusts, and preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, asset-backed securities, and collateralized mortgage obligations, will be categorized as Level 1 securities when valued using market quotations in an active market. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. Data used to establish quotes for mortgage-backed securities includes analysis of cash flows, pre-payment speeds, default rates delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) including commercial paper and cash equivalents, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair

19

Marathon Value Portfolio

Notes To The Financial Statements – October 31, 2012 (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$40,660,324	$—	$—	$40,660,324
Real Estate Investment Trusts	1,146,206	—	—	1,146,206
Preferred Stock	420,600	—	—	420,600
Corporate Bonds	—	4,015,819	**0	4,015,819
Money Market Securities	4,084,732	—	—	4,084,732
Total	$46,311,862	$4,015,819	$—	$50,327,681

*	Refer to Schedule of Investments for industry classifications
**	The Fund held a Mississippi Chemical Corp. corporate bond during the entire reporting period. The bond was fair valued at $0 during the entire period, and is classified as a Level 3 security. There was no activity related to this security during the year, nor did the Fund purchase, sell, or hold any other Level 3 securities during the period. Therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended October 31, 2012, there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a “universal fee.” The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses: brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend

20

Marathon Value Portfolio

Notes To The Financial Statements – October 31, 2012 (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

expenses on securities sold short), fees and expenses of independent trustees and officers, and extraordinary or nonrecurring expenses. The Agreement does not require the Advisor to pay indirect expenses incurred by the Fund, such as fees and expenses of other investment companies in which the Fund may invest. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above. For the fiscal year ended October 31, 2012, the Advisor earned fees of $583,729 from the Fund.

The Advisor has contractually agreed to waive and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, except brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest and extraordinary litigation expenses, at 1.25% of average daily net assets through February 28, 2013. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the above expense limitation. At October 31, 2012, the Advisor was owed $105,978 for its advisory services and no fees were waived during the year.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2012 are as follows:

Amount	October 31,
$6,101	2013

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Adviser paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2012. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

21

Marathon Value Portfolio

Notes To The Financial Statements – October 31, 2012 (Continued)

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2012, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$—
Other	7,097,266
Sales
U.S. Government Obligations	$—
Other	5,210,311

At October 31, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$13,573,775
Gross (Depreciation)	(824,522)

Net Appreciation (Depreciation) on Investments	$12,749,253

At October 31, 2012, the aggregate cost of securities for federal income tax purposes was $37,578,428.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2012, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 73.14% of the Fund’s shares. As a result, Charles Schwab & Co. may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2012, the Fund paid an income distribution of $0.1424 per share to shareholders of record on December 27, 2012. On December 28, 2012, the Fund paid a long-term capital gain distribution of $0.1446 per share to shareholders on December 27, 2012.

22

Marathon Value Portfolio

Notes To The Financial Statements – October 31, 2012 (Continued)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS – continued

On December 28, 2011, the Fund paid an income distribution of $0.1102 per share to shareholders of record on December 27, 2011. On December 28, 2011, the Fund paid a long-term capital gain distribution of $ 0.3341 per share to shareholders on December 27, 2011.

The tax character of distributions paid during the fiscal years 2012 and 2011 were as follows:

	2012	2011
Ordinary Income	$273,592	$248,945
Long-Term Capital Gain	847,973	—

	$1,121,565	$248,945

At October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$283,772
Long-term capital gains	385,219
Unrealized appreciation	12,749,253

$13,418,244

As of October 31, 2012, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the treatment of income earned from underlying securities.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Marathon Value Portfolio

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of the Unified Series Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 31, 2012

24

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 61) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.

25

TRUSTEES AND OFFICERS – (Unaudited) (Continued)

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer, Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

* The	address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
** The	Trust currently consists of 23 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 56)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

26

TRUSTEES AND OFFICERS – (Unaudited) (Continued)

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.
Robert W. Silva (Age – 45) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.
Lynn E. Wood (Age – 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

27

TRUSTEES AND OFFICERS – (Unaudited) (Continued)

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Tara Pierson (Age – 36) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to February 2012. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 23 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2012.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-788-6086 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

Marathon Value Portfolio (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Spectrum Advisory Services Inc. (“Spectrum”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Spectrum (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on October 17, 2012 via teleconference to consider the renewal of the management agreement between the Trust and Spectrum on behalf of the Fund. All Trustees were present. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) copies of the Fund’s management agreement and expense cap side letter; (ii) a letter sent by the Administrator on behalf of the Board to Spectrum requesting information that the Trustees likely would consider in determining whether to renew the Fund’s management agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and Spectrum’s responses, including, among other information, a

28

description of Spectrum’s services to the Fund, any changes in advisory personnel, an analysis of Spectrum’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a certification from the Trust’s Chief Compliance Officer (the “Trust’s CCO”) that Spectrum has adopted a compliance program that appears to be reasonably designed to prevent violation of federal securities laws by the Fund; (iv) Spectrum’s recent financial statements; (v) the Fund’s Schedule of Investments as of July 31, 2012; (vi) a commentary prepared by the Fund’s portfolio manager analyzing the Fund’s recent performance; and (vii) reports prepared by the Administrator comparing the Fund’s performance, advisory fees and expense ratios to those of its peer group and benchmark, as applicable. After discussing the materials, the Committee contacted certain executives and personnel at Spectrum, including Spectrum’s Chief Compliance Officer, General Manager, and President, who also serves as the Fund’s portfolio manager, and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on November 11 and 12, 2012, the Trustees, including the Independent Trustees, unanimously approved the continuance of the Fund’s management agreement with Spectrum for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent and Quality of Services – The Trustees noted that Spectrum manages approximately $435 million. The Trustees considered Spectrum’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the level of Fund assets, and whether the resources are sufficient. The Trustees determined that Spectrum’s resources appear adequate, and noted that Spectrum provides the Fund with an experienced portfolio manager to manage the Fund, as well as various administrative and professional staff, including three traders and a chief compliance officer. The Trustees noted that Spectrum was not proposing any changes to the level of services provided to the Fund.

The Trustees noted that various compliance reports had been provided by Spectrum and the Trust’s CCO to the Board throughout the year. The Trustees considered the Trust’s CCO’s report that Spectrum had completed its annual review and assessment of its compliance program for 2012, and had noted no material compliance issues. The Trustees considered that the Trust’s CCO confirmed that Spectrum’s written compliance policies and procedures as adopted and implemented appear reasonably designed to prevent violation of federal securities laws.

(ii)    Fund Performance – The Trustees discussed the Fund’s performance and reviewed other materials provided by Spectrum and the Administrator with respect to such performance. The Trustees noted that the Fund outperformed the average return of its peer group for the one-, three-, five- and ten-year periods ended July 31, 2012. The Trustees considered that, while the Fund underperformed its benchmark, the S&P 500 Index, over the one- and three-year periods, it outperformed this benchmark over the longer five- and ten-year periods. The Trustees noted Spectrum’s explanation that much of the reason that the Fund lagged its benchmark over recent periods is the result of its substantial positions in cash and fixed-income securities, which held back the Fund’s performance as equities performed well. The Trustees also considered Spectrum’s explanation that it cannot compare the Fund’s performance to Spectrum’s other accounts because Spectrum does not manage other accounts using the same strategy that it uses to manage the Fund. The Trustees noted that the Fund has a five-star Morningstar rating.

29

(iii)    Fee Rates and Profitability – The Trustees noted that the Fund’s net advisory fee was the highest among the funds in its peer group, but considered that this comparison may not be appropriate because, unlike most funds, the Fund pays a “universal fee,” which includes most of the Fund’s operating expenses. The Trustees noted that the Fund’s total net expense ratio was only slightly higher than its peer group average. The Trustees also considered that Spectrum has agreed to cap the Fund’s expenses through at least February 28, 2013.

The Trustees reviewed Spectrum’s balance sheet as of July 31, 2012 and income statement for the period from January 2012 through July 2012. The Trustees considered Spectrum’s profitability analysis, which showed that, whether or not Fund marketing and distribution expenses are taken into account, Spectrum was not realizing a profit and was losing money as a result of managing the Fund due to its small size and the amount of its operating expenses that are paid by Spectrum.

Finally, the Trustees noted Spectrum’s explanation that it did not enter into soft-dollar transactions on behalf of the Fund and that the Fund paid no 12b-1 fees.

(iv)    Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Spectrum as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted Spectrum’s explanation that, while Fund assets have increased over the past year, Spectrum is not currently realizing a profit as a result of managing the Fund. Because of this, the Trustees determined that Spectrum has not yet begun to realize significant economies of scale as a result of managing the Fund.

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fee paid by the Fund is reasonable, based on the nature and quality of advisory services provided by Spectrum to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Spectrum on behalf of the Fund.

30

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly, Interested

Kenneth G.Y. Grant

OFFICERS

John C. Swhear, Interim President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

Spectrum Advisory Services Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, Georgia 30338

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

31

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

32

THE SOUND MIND INVESTING FUND

THE SOUND MIND INVESTING

BALANCED FUND

ANNUAL REPORT

October 31, 2012

Fund Advisor:

SMI Advisory Services, LLC

11135 Baker Hollow Road

Columbus, IN 47201

Toll Free (877) SMI-Fund

www.smifund.com

Dear Fellow Shareholders,

Despite enjoying many previous years of market beating performance, Upgrading again found last year to be challenging. Thankfully, the results from the third quarter of 2012 have shown that this trend may be reversing, hopefully signaling better days ahead.

Two primary factors are responsible for Upgrading’s recent underperformance. The first is simply our commitment to a diversified portfolio. Despite the benefits, diversification does not ensure a profit or guarantee against a loss and the past two years haven’t provided the typical diversification benefit we normally experience as a result of being spread out among our various stock risk categories. International stocks in particular have lagged domestic benchmarks like the S&P 500 index, and have weighed down Upgrading’s returns. While there’s no way to know whether this trend will persist over the short-term, it’s important to recognize that diversification isn’t a fad. It may ebb and flow in terms of its effectiveness, but diversification has been a critical investment discipline since Solomon wrote the book of Ecclesiastes. Not surprisingly, then, it’s not something we’re going to change simply because our returns lag for a year or two.

This diversification “problem” seemed to begin unwinding during the third quarter of 2012. To briefly summarize, the year-and-a-half prior to the third quarter was characterized by a “big-U.S.-companies-are-beautiful-and-everything-else-is-not” mentality in the stock market. The large-stock categories had done well, but small-stocks – and particularly international stocks – performed poorly. In contrast, during the third quarter, a portfolio evenly-weighted between all five stock categories used by SMI would have outperformed the large-company dominated S&P 500 index by over 1%.

This change in the diversification landscape directly benefited Upgrading. Led by the portfolio’s foreign fund holdings, Upgrading was able to close some of the gap vs. the S&P 500 index.

While our diversified posture explains much of the recent performance gap, what about the part that is directly attributable to Upgrading itself? The market chart below shows the unusual volatility of the 18 months referenced a moment ago. With the exception of the December-March rally, the market failed to move in a sustained direction for more than two months at a time. As a trend-following system, this is a particularly bad environment for Upgrading. When the market lacks a dominant trend, Upgrading can struggle to gain traction.

As long-time Upgraders ourselves, we share the frustration of this recent stretch with you. However, we’ve done this long enough to know that market environ- ments are constantly changing, and this type of volatility is unlikely to last. New trends will assert themselves, and Upgrading will again have the opport- unity to capitalize on the trend-following advantage it has provided so often in the past.

The Sound Mind Investing Fund:

As discussed above, the fiscal year ended October 31, 2012 was a challenging one for investors following SMI’s Upgrading strategy. The Sound Mind Investing Fund (SMIFX) gained 5.77%, which compares unfavorably to the Wilshire 5000, which gained 14.58%, and the S&P 500 which gained 15.21%. From the inception of the Sound Mind Investing Fund on December 2, 2005 through October 31, 2012, the Fund earned a total return of 26.26% compared with a total return of 29.17% for the S&P 500. This past fiscal year marked the first time the fund has trailed the S&P 500 since its inception.

The SMI Balanced Fund:

The SMI Balanced Fund gained 6.89% for the fiscal year ended October 31, 2012. A blended benchmark consisting of 60% the Wilshire 5000 (the broadest measure of the U.S. domestic stock market) and 40% the Barclay’s Aggregate Bond Index (a broad measure of the U.S. bond market), would have gained 10.93%.

While the discussion above focused on diversification within stock categories, there’s actually a higher level diversification decision every investor must make. Most investors diversify into other asset classes besides stocks. Many own a combination of stocks and bonds, while some add other classes, such as precious metals, real estate, etc.

The SMI Balanced Fund uses the same Upgrading methodology as the flagship SMI Fund (SMIFX) to manage approximately 60% of the portfolio. The remaining 40% or so of the fund is invested by a sub advisor – Reams Asset Management Company, an experienced bond management team.

Combining Upgrading on the stock side of the portfolio with the professional management of Reams on the bond side creates what we believe to be a formidable pairing. For investors seeking a diversified portfolio containing both stocks and bonds, we feel that the SMI Balanced Fund is a simple and effective solution.

The fact that the equity portion of the SMI Balanced Fund is invested using the same Upgrading methodology described above explains why it too, like the Sound Mind Investing Fund, struggled relative to the Wilshire 5000 and S&P 500 Indexes. Both of these are dominated by large-company stocks, which were by far the strongest performers during the period. As a result, our Upgrading portfolios, which contained significant allocations to small-company stocks and foreign stocks, underperformed.

However, it’s worth noting that while the equity side of the SMI Balanced Fund’s portfolio lagged, we are pleased that the Reams bond management team was able to outperform their benchmark (the Barclays Aggregate index). Reams accomplished this by capitalizing on significant moves in spread sectors and by positioning the portfolio with a focus on defense. As a result, the portfolio held an elevated weight in Treasuries and ABS. Reams’ value-based approach allowed them to actively manage the duration while successfully navigating a volatile interest rate environment.

We appreciate the confidence you have placed in us to be a faithful steward of your assets, even as you strive to be a faithful steward of His assets.

Sincerely,

Mark Biller

Senior Portfolio Manager

The Sound Mind Investing Funds

PERFORMANCE RESULTS – (Unaudited)

Total Return* (For the periods ended October 31, 2012)
				Average Annual Return
	Three Months	Six Months	One Year	Five Year	Since Inception (December 2, 2005)
The Sound Mind Investing Fund	2.71%	-1.90%	5.77%	-2.02%	3.43%
S&P 500® Index**	2.96%	2.16%	15.21%	0.36%	3.77%
Wilshire 5000 Index**	3.22%	1.75%	14.58%	0.61%	4.00%

Gross Expenses 2.16% (As stated in the most recent prospectus dated February 28, 2012). Net Expenses 1.15% (as stated in the most recent prospectus dated February 28, 2012), excluding acquired fund fees and expenses. All expenses are reflected in performance results.

Total Return* (For the periods ended October 31, 2012)
				Average Annual
	Three Months	Six Months	One Year	Since Inception (December 30, 2010)
The Sound Mind Investing Balanced Fund	2.18%	0.19%	6.89%	1.99%
Wilshire 5000 Index**	3.22%	1.75%	14.58%	7.79%
Barclay’s Capital U.S. Aggregate Bond Index**	0.40%	2.75%	5.25%	6.69%
Custom Benchmark***	2.10%	2.25%	10.93%	7.64%

Gross Expenses 2.41% (As stated in the most recent prospectus dated February 28, 2012). Net Expenses 1.15% (as stated in the most recent prospectus dated February 28, 2012), which excludes acquired fund fees and expenses and reflects the fee waiver/expense reimbursement discussed below. All expenses are reflected in performance results. The Fund’s advisor contractually has agreed to waive its fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs; any 12b-1 fees; taxes; indirect expenses, such as acquired fund fees and expenses; and extraordinary litigation expenses) at 1.15% of the Fund’s average daily net assets through February 28, 2013. This expense cap may not be terminated prior to this date except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The Standard & Poor’s 500® Index, Wilshire 5000 Index and Barclay’s Capital U.S. Aggregate Bond Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Standard & Poor’s 500® Index, Wilshire 5000 Index and Barclay’s Capital U.S. Aggregate Bond Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***	The Custom Benchmark for the Sound Mind Investing Balanced Fund is comprised of 60% Wilshire 5000 Index and 40% Barclay’s Capital U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through October 31, 2012. The S&P 500 Index® and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on December 30, 2010 (commencement of Fund operations) and held through October 31, 2012. The Barclay’s Capital U.S. Aggregate Bond Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark is comprised of 60% Wilshire 5000 Index and 40% Barclay’s Capital U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1	As a percentage of net assets.

The Sound Mind Investing Fund seeks long term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy. The fund upgrading investment strategy is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the advisor to be most attractive at the time of analysis.

1	As a percentage of net assets.

FUND HOLDINGS – (Unaudited), (Continued)

The Sound Mind Investing Balanced Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of equities and fixed income securities. The Fund’s advisor determines how the Fund’s assets will be allocated between equity and fixed income securities. Under normal circumstances the Fund will target an approximate mix of 60% equity securities and 40% fixed income securities. The advisor periodically rebalances the Fund’s asset allocation in response to market conditions and to ensure an appropriate mix of elements in the Fund.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 through October 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND HOLDINGS – (Unaudited), (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Summary of Fund’s Expenses – (Unaudited)

The Sound Mind Investing Fund	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period May 1, 2012 – October 31, 2012*
Actual	$1,000.00	$981.00	$5.73
Hypothetical **	$1,000.00	$1,019.35	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

The Sound Mind Investing Balanced Fund	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period May 1, 2012 – October 31, 2012*
Actual	$1,000.00	$1,001.90	$5.77
Hypothetical **	$1,000.00	$1,019.37	$5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

THE SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2012

Mutual Funds – 93.83%	Shares	Fair Value
Mutual Funds Greater Than 1% of The Sound Mind Investing Fund’s Net Assets – 92.21%
Akre Focus Fund – Institutional Class	435,550	$6,777,158
Artisan International Fund – Investor Class	514,563	12,076,790
Aston TAMRO Small Cap Fund – Institutional Class	417,380	8,744,114
BBH Core Select Fund – Class N	488,484	8,528,932
Dreyfus Opportunistic Small Cap Fund (b)	397,908	10,270,002
Fairholme Fund	319,842	10,119,800
Fidelity Advisor Growth Opportunities Fund – Institutional Class (a)	87,676	3,664,876
Fidelity Advisor Large Cap Fund – Institutional Class	267,997	5,769,971
Fidelity Advisor Value Strategies Fund – Institutional Class	146,227	4,237,672
Fidelity Capital Appreciation Fund	241,832	7,063,898
Fidelity Leveraged Company Stock Fund	258,472	7,891,139
Fidelity Mega Cap Stock Fund	801,193	9,454,079
Fidelity Small Cap Discovery Fund	608,588	14,137,495
Hennessy Cornerstone Growth Fund – Retail Class (a) (b)	609,715	7,548,271
Hotchkis and Wiley Mid-Cap Value Fund – Institutional Class	458,067	12,541,886
John Hancock Large Cap Equity Fund – Institutional Class	178,584	5,103,919
John Hancock US Global Leaders Growth Fund – Institutional Class (b)	274,867	10,016,153
JPMorgan Mid Cap Value Fund – Institutional Class	463,202	13,020,616
Legg Mason Capital Management Opportunity Trust (a)	855,111	8,739,236
Longleaf Partners Small-Cap Fund	128,493	3,854,788
Mairs & Power Growth Fund	169,398	13,895,737
Neuberger Berman Focus Fund – Institutional Class (b)	384,736	8,575,775
PRIMECAP Odyssey Aggressive Growth Fund	541,561	10,213,841
T Rowe Price New Horizons Fund – Retail Class	161,496	5,645,886
Thornburg Core Growth Fund – Institutional Class (a) (b)	432,582	8,374,787
Touchstone Sands Capital Select Growth Fund – Class Y (a)	234,557	2,847,521
Tweedy, Browne Global Value Fund	393,086	9,728,876
Virtus Foreign Opportunity Fund – Institutional Class (b)	612,652	15,653,271
Wasatch International Growth Fund (a) (b)	283,744	6,404,109

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND MIND INVESTING FUND’S NET ASSETS (Cost $244,209,298)		250,900,598

Mutual Funds Less Than 1% of The Sound Mind Investing Fund’s Net Assets – 1.62% (c)
Allianz NFJ Dividend Value Fund – Institutional Class	200	2,542
Allianz NFJ Small-Cap Value Fund – Institutional Class	162	5,084

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2012 – (Continued)

Mutual Funds – 93.83% – continued	Shares	Fair Value
Mutual Funds Less Than 1% of The Sound Mind Investing Fund’s Net Assets – 1.62% (c) – continued
American Century International Discovery Fund – Institutional Class	250	$2,512
Artisan International Small Cap Fund – Investor Class	150	3,183
Artisan International Value Fund – Investor Class	150	4,333
Artisan Mid Cap Value Fund – Investor Class	200	4,206
Artisan Small Cap Fund – Investor Class (a)	14,704	293,204
Artisan Small Cap Value Fund – Investor Class	150	2,232
Berwyn Fund – Institutional Class	100	3,195
BlackRock International Opportunities Portfolio – Institutional Class	100	3,306
Bridgeway Small Cap Growth Fund – Class N	205	2,485
Bridgeway Small Cap Value Fund – Class N	179	2,858
Brown Capital Management Small Company Fund – Investor Class (a)	109	5,423
Buffalo Small Cap Fund	150	4,237
Columbia Acorn International – Class Z	100	3,998
Columbia Acorn Select – Class Z	150	3,898
Columbia Small Cap Growth I Fund – Class Z	100	2,981
Columbia Value and Restructuring Fund – Class Z	50	2,452
Delaware Select Growth Fund – Institutional Class (a)	100	4,142
Delaware Small Cap Value Fund – Institutional Class	100	4,134
Delaware SMID Cap Growth Fund – Institutional Class	100	2,718
Delaware Value Fund – Institutional Class	144	1,787
DFA International Small Company Portfolio – Institutional Class	100	1,526
DFA U.S. Small Cap Value Portfolio	100	2,657
Dreyfus Opportunistic MidCap Value Fund – Class A	100	3,018
DWS Dreman Small Cap Value Fund – Institutional Class	85	3,097
Fidelity Mid-Cap Stock Fund	150	4,401
Fidelity Small Cap Stock Fund	150	2,631
Franklin Small Cap Value Fund – Advisor Class	100	4,673
Hartford International Opportunities Fund – Class Y	248	3,723
Heartland Value Fund (a)	100	4,203
Hennessy Focus Fund – Investor Class (a)	100	5,132
Invesco Van Kampen American Value Fund – Institutional Class	56,269	1,758,971
Janus Overseas Fund – Class T	100	3,239
Janus Venture Fund – Class T	100	5,916
JPMorgan Small Cap Equity Fund – Class S	226	9,253
Longleaf Partners Fund	150	4,629
Morgan Stanley Institutional Fund, Inc. – International Small Cap Portfolio – Institutional Class	37	421

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2012 – (Continued)

Mutual Funds – 93.83% – continued	Shares	Fair Value
Mutual Funds Less Than 1% of The Sound Mind Investing Fund’s Net Assets – 1.62% (c) – continued
Neuberger Berman Genesis Fund – Institutional Class	100	$5,013
Oakmark International Fund – Institutional Class	96,900	1,858,547
Oakmark International Small Cap Fund – Institutional Class	150	1,995
Oakmark Select Fund – Institutional Class	150	4,887
Oberweis Micro-Cap Fund (a)	175	2,146
Oppenheimer International Small Company Fund – Class Y	100	2,177
Oppenheimer Small & Mid Cap Value Fund – Class Y (a)	100	3,220
Perkins Mid Cap Value Fund – Class T	200	4,362
Principal SmallCap Growth Fund I – Institutional Class	200	2,278
Royce Low-Priced Stock Fund – Investor Class	150	2,202
Royce Opportunity Fund – Investor Class	151	1,791
Royce Premier Fund – Investor Class	300	6,021
Royce Special Equity Fund – Institutional Class	150	3,247
Royce Special Equity Fund – Investor Class	100	2,172
Royce Value Fund – Institutional Class	100	1,159
SunAmerica Focused Dividend Strategy Portfolio – Class A	24,371	321,202
T. Rowe Price International Discovery Fund – Retail Class	150	6,786
T. Rowe Price Small-Cap Value Fund – Retail Class	100	3,893
Vanguard Strategic Equity Fund – Investor Class	100	2,087
Wasatch Emerging Markets Small Cap Fund	1,000	2,650

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND MIND INVESTING FUND’S NET ASSETS (Cost $4,269,088) (c)		4,420,235

TOTAL MUTUAL FUNDS (Cost $248,478,386)		255,320,833

Exchange-Traded Funds – 5.79%
iShares S&P SmallCap 600 Value Index Fund	62,525	4,842,561
Guggenheim Russell Top 50 Mega Cap ETF	62,845	6,542,165
PowerShares QQQ Trust, Series 1	67,220	4,365,939

TOTAL EXCHANGE-TRADED FUNDS (Cost $15,165,251)		15,750,665

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2012 – (Continued)

	Shares	Fair Value
Money Market Securities – 0.60%
Fidelity Institutional Money Market Portfolio – Class I, 0.20% (d)	1,624,841	$1,624,841

TOTAL MONEY MARKET SECURITIES (Cost $1,624,841)		1,624,841

TOTAL INVESTMENTS (Cost $265,268,478) – 100.22%		$272,696,339

Liabilities in excess of other assets – (0.22)%		(604,724)

TOTAL NET ASSETS – 100.00%		$272,091,615

(a)	Non-income producing.
(b)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding shares during any period of less than thirty days.
(c)	Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager’s opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.
(d)	Variable rate security; the money market rate shown represents the rate at October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2012

Corporate Bonds – 11.05%	Principal Amount	Fair Value
Ally Financial, Inc., 4.500%, 02/11/2014	$70,000	$72,275
Ally Financial, Inc., 5.500%, 02/15/2017	105,000	111,214
Ally Financial, Inc., 7.500%, 09/15/2020	130,000	153,725
American International Group, 4.250%, 09/15/2014	35,000	37,082
American International Group, 5.050%, 10/01/2015	70,000	77,256
American International Group, 3.800%, 03/22/2017	70,000	75,595
American International Group, 6.400%, 12/15/2020	50,000	61,505
American International Group, 4.875%, 06/01/2022	135,000	152,552
AT&T, Inc., 1.700%, 06/01/2017	85,000	87,768
Bank of America Corp., 4.500%, 04/01/2015	200,000	214,343
Bank of America Corp., 1.500%, 10/09/2015	160,000	160,297
Citigroup, Inc., 4.500%, 01/14/2022	55,000	60,833
Entergy Arkansas, Inc., 5.000%, 07/01/2018	35,000	34,921
Entergy Texas, Inc., 3.600%, 06/01/2015	55,000	58,111
Ford Motor Credit Co. LLC, 3.875%, 01/15/2015	100,000	104,300
Ford Motor Credit Co. LLC, 2.750%, 05/15/2015	125,000	127,495
Ford Motor Credit Co. LLC, 4.207%, 04/15/2016	100,000	106,587
Ford Motor Credit Co. LLC, 3.984%, 06/15/2016 (a)	65,000	68,951
Ford Motor Credit Co. LLC, 4.250%, 02/03/2017	90,000	96,040
Ford Motor Credit Co. LLC, 5.000%, 05/15/2018	140,000	154,776
General Electric Cap Corp., 1.625%, 07/02/2015	115,000	117,048
Goldman Sachs Group, Inc., 6.000%, 05/01/2014	225,000	241,341
Goldman Sachs Group, Inc., 4.587%, 12/15/2015	170,000	185,593
Goldman Sachs Group, Inc., 5.750%, 01/24/2022	60,000	69,780
Hartford Financial Services Group, 5.500%, 10/15/2016	60,000	67,707
Hartford Financial Services Group, 5.375%, 03/15/2017	65,000	73,883
JPMorgan Chase & Co., 3.700%, 01/20/2015	160,000	169,501
JPMorgan Chase & Co., 1.100%, 10/15/2015	110,000	109,952
JPMorgan Chase & Co., 3.250%, 09/23/2022	55,000	56,495
Liberty Mutual Group, 6.700%, 08/15/2016 (a)	25,000	28,375
Liberty Mutual Group, 5.000%, 06/01/2021 (a)	140,000	151,540
MetLife Institutional Funding, 1.700%, 06/29/2015 (a)	230,000	235,081
Morgan Stanley, 4.200%, 11/20/2014	105,000	109,598
Nationwide Financial Services, 5.375%, 03/25/2021 (a)	155,000	163,871
Principal Life Global Funding II, 0.976%, 07/09/2014 (a) (b)	20,000	20,005
Prudential Holdings, LLC, 8.695%, 12/18/2023 (a)	41,000	51,101
Prudential Insurance Co., 8.300%, 07/01/2025 (a)	85,000	115,196
Simon Property Group LP, 2.150%, 09/15/2017	130,000	135,882

TOTAL CORPORATE BONDS (Cost $3,946,444)		4,117,575

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2012 – (Continued)

Foreign Bonds Denominated in US Dollars – 2.29%	Principal Amount	Fair Value
Barclays Bank PLC, 2.750%, 02/23/2015	$105,000	$108,595
Barclays Bank PLC, 3.900%, 04/07/2015	60,000	63,804
Credit Suisse / New York, NY, 2.200%, 01/14/2014	65,000	66,085
Deutsche Bank AG / London, 4.875%, 05/20/2013	45,000	46,089
Deutsche Telekom International Finance BV, 2.250%, 03/06/2017 (a)	155,000	158,940
ING Bank NV, 3.750%, 03/07/2017 (a)	165,000	174,892
Royal Bank of Scotland PLC / The, 2.550%, 09/18/2015	150,000	153,873
UBS AG / Stamford, CT, 5.875%, 12/20/2017	70,000	82,924

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $822,773)		855,202

U. S. Treasury Notes – 5.32%
U.S. Treasury Note, 0.125%, 12/31/2013	1,160,000	1,158,686
U.S. Treasury Note, 1.625%, 08/15/2022	435,000	432,689
U.S. Treasury Note, 2.750%, 08/15/2042	400,000	391,938

TOTAL U.S. TREASURY NOTES (Cost $1,968,264)		1,983,313

Asset-Backed Securities – 16.68%
Ally Master Owner Trust, Series 2011-1, Class A1, 1.078%, 01/15/2016 (b)	140,000	141,097
American Airlines 2011-1 Class A Pass Through Trust, 5.250%, 01/31/2021	28,418	29,875
American Express Credit Account Master Trust 2010-1 Class A, 0.458%, 11/16/2015 (b)	40,000	40,044
Banc of America Commerical Mortgage, Inc., Series 2003-1, Class A2, 4.648%, 09/11/2036	24,892	24,953
Banc of America Commerical Mortgage, Inc., Series 2006-3, Class A4, 5.889%, 07/10/2044	105,000	120,755
Banc of America Commerical Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 02/10/2051	70,000	82,654
Bank of America Auto Trust, Series 2012-1, Class A2, 0.590%, 09/15/2013	105,000	105,135
Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4, 5.186%, 05/11/2039	33,957	34,817
Burlington NO SF 04-1 TR, 4.575%, 01/15/2021	61,511	66,371
Chase Issuance Trust, Series 2011-A3, Class A3, 0.328%, 12/15/2015 (b)	100,000	100,143
Citigroup Commercial Mortgage Trust, Series 2004-C1, Class A4, 5.361%, 04/15/2040 (b)	35,000	37,133

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2012 – (Continued)

Asset-Backed Securities – 16.68% – continued	Principal Amount	Fair Value
Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A1, 0.666%, 11/15/2045	$35,000	$35,046
Credit Suisse First Boston Mortgage Securities, Series 2005-10, Class 7A1, 5.000%, 09/25/2015	2,131	2,146
Credit Suisse Mortgage Capital Certificate, Series 2009-12R, Class 41A1, 5.250%, 03/27/2037 (a)	28,050	28,916
DBRR Trust, Series 2012-EZ1, Class A, 0.946%, 09/25/2045 (a)	149,698	150,201
Delta Air Lines 2007-1 Class A Pass Through Trust, Series 071A, 6.821%, 08/10/2022	102,906	115,635
Delta Air Lines 2012-1 Class A Pass Through Trust, Series 071A, 4.750%, 05/07/2020	30,000	31,650
Discover Card Master Trust 2007-A2 Class A2, 0.729%, 06/15/2015 (b)	160,000	160,065
Fannie Mae, Pool # 464398, 5.970%, 01/01/2040	19,439	22,898
Fannie Mae, Pool # 464400, 5.970%, 01/01/2040	14,580	17,173
Fannie Mae, Pool # 465468, 3.330%, 07/01/2020	89,294	98,317
Fannie Mae, Pool # 466284, 3.330%, 10/01/2020	97,081	106,825
Fannie Mae, Pool # 466319, 3.230%, 11/01/2020	106,572	116,655
Fannie Mae, Pool # 466582, 0.684%, 11/01/2020 (b)	650,000	656,716
Fannie Mae, Pool # 466890, 5.100%, 12/01/2040	24,466	27,970
Fannie Mae, Pool # 468338, 0.634%, 06/01/2018 (b)	120,000	120,974
Fannie Mae, Pool # 468625, 0.604%, 07/01/2018 (b)	50,000	50,358
Fannie Mae, Pool # 468910, 0.614%, 08/01/2018 (b)	186,180	190,887
Fannie Mae, Pool # AA4328, 4.000%, 04/01/2024	103,120	110,250
Fannie Mae, Pool AB2822, 2.500%, 03/01/2026	50,052	52,442
Fannie Mae Aces, Series 2012-M6, Class AFL, 0.711%, 06/25/2022 (b)	259,230	264,754
Fannie Mae REMICS, Series 2010-46, Class A, 4.000%, 05/25/2024	16,702	16,945
Ford Credit Auto Owners Trust, Series 2012-B, Class A2, 0.570%, 01/15/2015	152,447	152,615
Ford Credit Auto Owners Trust, Series 2012-C, Class A2, 0.470%, 04/15/2015	75,000	75,093
Freddie Mac REMICS, Series 3609, Class LA, 4.000%, 12/15/2024	101,517	107,680
Freddie Mac REMICS, Series 3873, Class DG, 3.000%, 07/15/2027	33,119	33,781
GE Capital Commercial Mortgage Corp., Series 2003-C2, Class A4, 5.145%, 07/10/2037	36,777	37,369
GE Capital Commercial Mortgage Corp., Series 2004-C3, Class A4, 5.189%, 07/10/2039	20,000	21,227
GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, 2.210%, 06/15/2016	70,000	70,787

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2012 – (Continued)

Asset-Backed Securities – 16.68% – continued	Principal Amount	Fair Value
Ginnie Mae I Pool, 2.140%, 08/15/2023	$100,000	$103,434
Green Tree Financial Corp., Series 1996-2, Class M1, 7.600%, 04/15/2026	45,243	42,545
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.317%, 06/10/2036	29,904	31,466
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 03/10/2039	30,000	34,746
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1, 1.103%, 03/06/2020 (a) (b)	62,592	62,591
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.983%, 05/10/2017 (b)	265,000	305,801
Hertz Vehicle Financing, LLC, Series 2009-2A, Class A1, 4.260%, 03/25/2013 (a)	83,333	84,061
Hertz Vehicle Financing, LLC, Series 2011-1A, Class A1, 2.200%, 03/25/2015 (a)	160,000	164,002
Home Equity Mortgage Trust, Series 2006-1, Class A2, 5.300%, 05/25/2036	35,000	25,838
Honda Auto Receivables Owner Trust, Series 2010-3, Class A3, 0.700%, 04/21/2014	18,829	18,852
Honda Auto Receivables Owner Trust, Series 2012-1, Class A2, 0.570%, 08/15/2014	95,000	95,149
Hyundai Auto Receivables Trust, Series 2010-B, Class A3, 0.970%, 04/15/2015	22,647	22,723
Hyundai Auto Receivables Trust, Series 2012-B, Class A2, 0.540%, 01/15/2015	155,000	155,286
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2004-C1, Class A3, 4.719%, 01/15/2038	95,000	98,376
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2012-C8, Class A1, 0.705%, 10/15/2045	65,000	65,158
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2012-CBX, Class A1, 0.958%, 06/15/2045	83,451	84,025
Mercedes-Benz Auto Receivables Trust, Series 2011-1, Class A2, 0.318%, 11/15/2013 (b)	27,020	27,021
Mercedes-Benz Auto Receivables Trust, Series 2012-1, Class A2, 0.370%, 03/16/2015	105,000	105,041
Mid-State Trust, Series 11, Class A1, 4.864%, 07/15/2038	17,434	18,019
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A1, 0.664%, 11/15/2045	45,000	45,070

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2012 – (Continued)

Asset-Backed Securities – 16.68% – continued	Principal Amount	Fair Value
NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.559%, 12/07/2020 (b)	$140,242	$140,711
Northwest Airlines Pass Through Trust, Series 2007-1, Class A, 7.027%, 11/01/2019	63,897	70,606
Residential Funding Mortgage Securities II, Inc., Series 2003-HS3, Class A2A, 0.491%, 08/25/2033 (b)	16,024	13,593
SLM Student Loan Trust, Series 2007-1, Class A3, 0.345%, 07/25/2018 (b)	23,453	23,456
Structured Asset Securities Corp., 2005-S6, Class A2, 0.791%, 11/25/2035 (b)	6,230	6,024
Structured Asset Securities Corp., 2005-S7, Class A2, 0.511%, 12/25/2035 (a) (b)	21,686	20,324
Structured Asset Securities Corp., 2006-S2, Class A2, 5.500%, 06/25/2036 (b)	70,382	39,103
UAL 2007 Pass Through Trust, Series 071A, 6.636%, 07/02/2022	125,084	133,840
UNP RR CO 2004 Pass Through Trust, Series 04-1, 5.404%, 07/02/2025	60,928	69,222
UNP RR CO 2005 Pass Through Trust, Series 05-1, 5.082%, 01/02/2029	49,387	56,336
UNP RR CO 2006 Pass Through Trust, Series 06-1, 5.866%, 07/02/2030	29,314	34,721
US Airways 2010-1A Pass Through Trust, Series A, 6.250%, 04/22/2023	81,285	86,975
US Airways 2011-1A Pass Through Trust, Series A, 7.125%, 10/22/2023	37,740	41,891
US Airways 2012-1A Pass Through Trust, Series A, 5.900%, 10/01/2024	70,000	76,300
USAA Auto Owner Trust, Series 2010-1, Class A3, 1.300%, 06/16/2014 (b)	4,788	4,789
USAA Auto Owner Trust, Series 2012-1, Class A2, 0.380%, 06/15/2015	60,000	60,029
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1, 0.687%, 10/15/2045	89,019	89,195

TOTAL ASSET-BACKED SECURITIES (Cost $6,040,857)		6,214,671

Mutual Funds – 60.01%	Shares	Fair Value
Artisan International Fund – Investor Class	58,900	1,382,377
Aston TAMRO Small Cap Fund – Institutional Class	46,827	981,021
BBH Core Select Fund – Class N	56,418	985,058
Dreyfus Opportunistic Small Cap Fund	45,540	1,175,390
Fairholme Fund	38,376	1,214,230
Fidelity International Small Cap Fund	100	1,999
Fidelity Leveraged Company Stock Fund	25,879	790,094
Fidelity Mega Cap Stock Fund	74,623	880,554
Fidelity Small Cap Discovery Fund	53,486	1,242,491

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

SCHEDULE OF INVESTMENTS

October 31, 2012 – (Continued)

Mutual Funds – 60.01% – continued	Shares	Fair Value
Hennessy Cornerstone Growth Fund (c)	111,524	$1,380,665
Hotchkis and Wiley Mid-Cap Value Fund – Institutional Class	43,448	1,189,602
John Hancock US Global Leaders Growth Fund – Institutional Class	36,785	1,340,445
JPMorgan Mid Cap Value Fund – Institutional Class	49,388	1,388,296
Legg Mason Capital Management Opportunity Trust – Institutional Class (c)	139,148	1,422,093
Longleaf Partners Small-Cap Fund	89	2,656
Lord Abbett Developing Growth Fund, Inc. – Institutional Class	100	2,310
Mairs & Power Growth Fund	16,022	1,314,246
Morgan Stanley Focus Growth Fund – Institutional Class (c)	100	3,780
Neuberger Berman Focus Fund – Institutional Class	52,453	1,169,184
PRIMECAP Odyssey Aggressive Growth Fund	30,715	579,280
Thornburg Core Growth Fund – Institutional Class (c)	67,587	1,308,476
Tweedy Browne Global Value Fund	48,390	1,197,661
Virtus Foreign Opportunity Fund – Institutional Class	54,961	1,404,264
Wasatch Emerging Markets Small Cap Fund (c)	700	1,855

TOTAL MUTUAL FUNDS (Cost $21,971,091)		22,358,027

Exchange-Traded Funds – 0.93%
Guggenheim Russell Top 50 Mega Cap ETF	3,315	345,092

TOTAL EXCHANGE-TRADED FUNDS (Cost $346,906)		345,092

Money Market Securities – 6.91%
Fidelity Institutional Money Market Portfolio – Class I, 0.20% (d)	2,573,424	2,573,424

TOTAL MONEY MARKET SECURITIES (Cost $2,573,424)		2,573,424

TOTAL INVESTMENTS (Cost $37,669,759) – 103.19%		$38,447,304

Liabilities in excess of cash and other assets – (3.19)%		(1,189,071)

TOTAL NET ASSETS – 100.00%		$37,258,233

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. See Note 7 in the Notes to the Financial Statements.
(b)	Variable rate security; the rate shown represents the rate at October 31, 2012.
(c)	Non-income producing.
(d)	Variable rate security; the money market rate shown represents the rate at October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2012

	The Sound Mind Investing Fund	The Sound Mind Investing Balanced Fund
Assets
Investments in securities:
At cost	$265,268,478	$37,669,759

At value	$272,696,339	$38,447,304
Cash	—	71
Receivable for fund shares sold	106,471	390
Receivable for investments sold	3,650,261	394,393
Interest receivable	97	72,787
Prepaid expenses	13,184	3,579

Total assets	276,466,352	38,918,524

Liabilities
Payable to Advisor (a)	232,001	16,176
Payable for fund shares sold	434,459	48,037
Payable for investments purchased	3,650,000	1,558,686
Payable to administrator, fund accountant and transfer agent (a)	26,480	7,319
Payable to trustees and officers	934	934
Payable to custodian (a)	3,344	1,472
Other accrued expenses	27,519	27,667

Total liabilities	4,374,737	1,660,291

Net Assets	$272,091,615	$37,258,233

Net Assets consist of:
Paid in capital	$255,606,856	$35,963,759
Accumulated undistributed net investment income (loss)	9,995	(47,555)
Accumulated net realized gain (loss) from investment transactions and swap contracts	9,046,903	564,484
Net unrealized appreciation (depreciation) on investment securities	7,427,861	777,545

Net Assets	$272,091,615	$37,258,233

Shares outstanding (unlimited number of shares authorized)	23,943,741	3,614,113

Net Asset Value (NAV) and offering price per share	$11.36	$10.31

Redemption price per share (b) (NAV * 98%)	$11.13	$10.10

(a)	See Note 5 in the Notes to the Financial Statements.
(b)	The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUNDS

STATEMENTS OF OPERATIONS

For the year ended October 31, 2012

	The Sound Mind Investing Fund	The Sound Mind Investing Balanced Fund
Investment Income
Dividend income	$3,278,325	$211,674
Interest income	2,164	349,277

Total Investment Income	3,280,489	560,951

Expenses
Investment Advisor fee (a)	2,818,094	351,453
Transfer agent expense (a)	111,323	45,935
Administration expense (a)	127,978	16,932
Registration expense	49,111	37,840
Fund accounting expense (a)	54,957	12,055
Custodian expense (a)	38,565	19,492
Printing expense	36,854	4,722
Legal expense	18,355	18,598
Auditing expense	14,500	21,004
Pricing expense	4,873	21,086
Trustee expense	9,980	10,049
CCO expense	9,410	9,420
Insurance expense	7,206	3,454
Offering expense	—	7,514
Miscellaneous expense	3,805	904
Overdraft expense	1,328	358
24f-2 expense	—	470
Tax expense	—	55

Total Expenses	3,306,339	581,341
Advisor fees waived (a)	—	(131,773)
Other expense reductions (a) (b)	(35,845)	(3,349)

Net Expenses	3,270,494	446,219

Net Investment Income (Loss)	9,995	114,732

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUNDS

STATEMENTS OF OPERATIONS

For the year ended October 31, 2012 – (Continued)

	The Sound Mind Investing Fund	The Sound Mind Investing Balanced Fund
Realized & Unrealized Gain (Loss) on Investments and Swap Agreements
Long Term Capital Gain Dividends from investment companies	$3,693,858	$124,226
Net realized gain (loss) on:
Investment securities	16,835,771	1,760,130
Swap contracts	—	150,208
Change in unrealized appreciation (depreciation) on investment securities	(4,202,474)	333,206

Net realized and unrealized gain (loss) on investments and swap contracts	16,327,155	2,367,770

Net increase (decrease) in net assets resulting from operations	$16,337,150	$2,482,502

(a)	See Note 5 in the Notes to the Financial Statements.
(b)	Certain funds that the Funds invest in rebate back a portion of the distribution fee charged.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended October 31, 2012	Year ended October 31, 2011
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$9,995	$414,727
Long term capital gain dividends from investment companies	3,693,858	1,407,176
Net realized gain (loss) on investment securities	16,835,771	33,741,980
Change in unrealized appreciation (depreciation) on investment securities	(4,202,474)	(33,642,945)

Net increase (decrease) in net assets resulting from operations	16,337,150	1,920,938

Distributions:
From net investment income	—	(687,868)

Total distributions	—	(687,868)

Capital Share Transactions
Proceeds from Fund shares sold	35,377,039	61,452,806
Reinvestment of distributions	—	671,959
Assets acquired from Managed Volatility Fund Merger (a)	—	24,922,565
Amount paid for Fund shares redeemed	(68,373,694)	(83,482,542)
Proceeds from redemption fees collected (b)	24,172	36,688

Net increase in net assets resulting from capital share transactions	(32,972,483)	3,601,476

Total Increase (Decrease) in Net Assets	(16,635,333)	4,834,546

Net Assets
Beginning of year	288,726,948	283,892,402

End of year	$272,091,615	$288,726,948

Accumulated undistributed net investment income (loss) included in net assets at end of year	$9,995	$—

Capital Share Transactions
Shares sold	3,174,087	5,652,788
Shares issued in reinvestment of distributions	—	58,583
Shares received in Managed Volatility Fund Merger (a)	—	2,076,880
Shares redeemed	(6,125,856)	(7,400,100)

Net increase from capital share transactions	(2,951,769)	388,151

(a)	See Note 12 in the Notes to the Financial Statements.
(b)	The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended October 31, 2012	Period ended October 31, 2011 (a)
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$114,732	$(33,574)
Long term capital gain dividends from investment companies	124,226	2,318
Net realized gain (loss) on investment securities and swap contracts	1,910,338	(1,421,398)
Change in unrealized appreciation (depreciation) on investment securities	333,206	444,339

Net increase (decrease) in net assets resulting from operations	2,482,502	(1,008,315)

Distributions:
From net investment income	(198,642)	—

Total distributions	(198,642)	—

Capital Share Transactions
Proceeds from Fund shares sold	14,284,283	40,811,865
Reinvestment of distributions	196,650	—
Amount paid for Fund shares redeemed	(14,338,724)	(4,994,499)
Proceeds from redemption fees collected (b)	1,917	21,196

Net increase in net assets resulting from capital share transactions	144,126	35,838,562

Total Increase (Decrease) in Net Assets	2,427,986	34,830,247

Net Assets
Beginning of period	34,830,247	—

End of year	$37,258,233	$34,830,247

Accumulated undistributed net investment income (loss) included in net assets at end of year	$(47,555)	$13,418

Capital Share Transactions
Shares sold	1,430,599	4,106,202
Shares issued in reinvestment of distributions	20,357	—
Shares redeemed	(1,425,974)	(517,071)

Net increase from capital share transactions	24,982	3,589,131

(a)	For the period December 30, 2010 (the date the fund commenced operations) through October 31, 2011.
(b)	The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

Year ended October 31, 2012
Selected Per Share Data:
Net asset value, beginning of year	$10.74

Income from investment operations:
Net investment income (loss)(b)	—
Net realized and unrealized gain (loss)	0.62

Total from investment operations	0.62

Less Distributions to Shareholders:
From net investment income	—
From net realized gain	—
From return of capital	—

Total distributions	—

Paid in capital from redemption fees(c)	—

Net asset value, end of year	$11.36

Total Return(d)	5.77%

Ratios and Supplemental Data:
Net assets, end of period (000)	$272,092
Ratio of expenses to average net assets(e)(f)	1.15%
Ratio of net investment income (loss) to average net assets(b)(e)(g)	0.00%
Portfolio turnover rate	187.39%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.15%, 1.14%, 1.21%, 1.26%, and 1.22%, for the periods ended October 31, 2012, October 31, 2011, October 31, 2010, October 31, 2009, and October 31, 2008, respectively.
(g)	This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.
(h)	Portfolio turnover rate excludes $21,405,392 of purchases, which is the book value of securities acquired at the time of merger with SMI Managed Volatility Fund.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period) – (Continued)

Year ended October 31, 2011		Year ended October 31, 2010	Year ended October 31, 2009	Year ended October 31, 2008

$10.71		$8.84	$7.63	$13.87

0.02		(0.04)	(0.02)	0.18 (a)
0.04		1.91	1.27	(5.30)

0.06		1.87	1.25	(5.12)

(0.03)		—	—	(0.21)
—		—	—	(0.86)
—		—	(0.04)	(0.05)

(0.03)		—	(0.04)	(1.12)

—		—	—	—

$10.74		$10.71	$8.84	$7.63

0.50%		21.15%	16.57%	-39.86%

$288,727		$283,892	$244,379	$195,625
1.15%		1.22%	1.28%	1.24%

0.13%		(0.41)%	(0.26)%	1.64%
165.12	%(h)	95.29%	124.85%	141.12%

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	Year ended October 31, 2012	Period ended October 31, 2011(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.70	$10.00

Income from investment operations:
Net investment income (loss)(b)	0.03	(0.01)
Net realized and unrealized gain (loss)	0.63	(0.30)

Total from investment operations	0.66	(0.31)

Less Distributions to Shareholders:
From net investment income	(0.05)	—

Total distributions	(0.05)	—

Paid in capital from redemption fees	— (c)	0.01

Net asset value, end of period	$10.31	$9.70

Total Return(d)	6.89%	-3.00	%(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$37,258	$34,830
Ratio of expenses to average net assets(f)(g)	1.15%	1.15	%(h)
Ratio of expenses to average net assets before waiver and reimbursement(f)	1.49%	1.80	%(h)
Ratio of net investment income (loss) to average net assets(b)(f)(i)	0.29%	(0.17	)%(h)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement(b)(f)	(0.05)%	(0.82	)%(h)
Portfolio turnover rate	349.33%	276.04%

(a)	For the period December 30, 2010 (the date the Fund commenced operations) through October 31, 2011.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying fund in which the Fund may invest, as represented in the Schedule of Investments.
(g)	This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.14% and 1.14% for the periods ended October 31, 2012 and October 31, 2011, respectively.
(h)	Annualized.
(i)	This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”) and Sound Mind Investing Balanced Fund (“SMI Balanced Fund”)(each a “Fund” and collectively, the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”). The SMI Fund was organized on August 29, 2005 and commenced operations on December 2, 2005. The SMI Balanced Fund was organized on November 13, 2010 and commenced operations on December 30, 2010. The net assets of the SMI Managed Volatility Fund were merged with the SMI Fund in a tax-free reorganization on February 15, 2011 and the SMI Managed Volatility Fund was subsequently closed. See Note 12 for details of the merger. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Funds is SMI Advisory Services, LLC (the “Advisor”). Reams Asset Management Co., LLC, a division of Scout Investment Advisors, Inc., is the subadvisor for the fixed income portion of the Balanced Fund (the “Subadvisor”). The SMI Fund seeks to provide long-term capital appreciation. The SMI Balanced Fund seeks total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended October 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. For financial statement and income tax purposes, the specific identification method is used for determining gains or losses on mutual funds and Exchange Traded Funds while the first in, first out method is used for determining gains or losses on all other security types. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gain distributions are broken out as such. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended October 31, 2012, the SMI Balanced Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(55)	$22,937	$(22,882)

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Swap Contracts – The SMI Balanced Fund may enter into credit default swap contracts. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be collateralized by designating liquid assets on the Fund’s books and records. The credit default swaps are marked to market daily based upon quotes received from a pricing service and any change in value is recorded in unrealized appreciation/depreciation. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. Please see Note 4 for information on swap agreement activity during the fiscal period ended October 31, 2012.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America, (“GAAP”), establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchanged-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative investments that the Fund invests in, such as swap agreements, are generally traded over the counter. The credit default swaps the SMI Balanced Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

Fixed income securities, including corporate bonds, foreign bonds denominated in U.S. dollars, U.S. treasury obligations and asset-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Data used to establish quotes for asset-backed securities includes analysis of cash flows, pre-payment speeds, default rates delinquency assumptions regarding collateral and loss assumptions. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 2 or Level 3 securities, depending on the nature of the inputs used.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds’ invest in may default or otherwise cease to have market quotations readily available.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

The following is a summary of the inputs used to value the SMI Fund’s investments as of October 31, 2012:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Mutual Funds – greater than 1% of net assets	$250,900,598	$—	$—	$250,900,598
Mutual Funds – less than 1% of net assets	4,420,235	—	—	4,420,235
Exchange-Traded Funds	15,750,665	—	—	15,750,665
Money Market Securities	1,624,841	—	—	1,624,841
Total	$272,696,339	$—	$—	$272,696,339

The SMI Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The SMI Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended October 31, 2012, there were no transfers between levels. The SMI Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

The following is a summary of the inputs used to value the SMI Balanced Fund’s investments as of October 31, 2012:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Corporate Bonds	$—	$4,117,575	$—	$4,117,575
Foreign Bonds Denominated in U.S. Dollars	—	855,202	—	855,202
U.S. Treasury Obligations	—	1,983,313	—	1,983,313
Asset-Backed Securities	—	6,214,671	—	6,214,671
Mutual Funds	22,358,027	—	—	22,358,027
Exchange-Traded Funds	345,092	—	—	345,092
Money Market Securities	2,573,424	—	—	2,573,424
Total	$25,276,543	$13,170,761	$—	$38,447,304

The SMI Balanced Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended October 31, 2012, there were no transfers between levels. The SMI Balanced Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The SMI Balanced Fund may obtain exposure to the fixed income market by investing in credit default swap (“CDX”) contracts. The Fund used CDX contracts as an additional avenue in which to bring value to the Fund. The Fund may use CDX contracts as an alternative to buying, selling, or holding certain securities in the fixed income market. The use of CDX contracts may provide a less expensive, more expedient, or more specifically focused way to invest than traditional fixed income securities would. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds. The Fund may also invest in CDX index products and options thereon that allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 4. DERIVATIVE TRANSACTIONS – (Continued)

The Fund enters into CDX contracts to gain exposure or to mitigate specific forms of credit risk. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Many of the markets in which the Fund participates in credit default transactions are “over the counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based markets.” When the Fund invests in CDX contracts, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that the counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. To mitigate counterparty risk, the Fund will sometimes require the counterparty to post collateral to the Fund’s custodian to cover the exposure.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. In general, the value of the credit default swap index product will go up or down in response to changes in the perceived credit risk and default experience of the basket of issuers, instead of the exchange of the stream of payments for the payment of the notional amount (if a credit event occurs) that is the substance of a single name credit default swap. Such investments are subject to liquidity risks as well as counterparty and other risks associated with investments in credit default swaps discussed above.

In accordance with GAAP, the fair value of any credit default swaps can be found on the Statement of Assets and Liabilities under receivable for investments sold and on the Statement of Operations under net realized gain (loss) on swap contracts. There were no open contracts as of October 31, 2012. For the fiscal year ended October 31, 2012, the realized gain (loss) on swap agreements was as follows:

Derivatives	Location of Gain (Loss) on Derivatives in Statements of Operations	Realized Gain (Loss) on Derivatives
Credit Risk: Credit Default Swap Contracts	Net realized gain (loss) on swap contracts and Change in unrealized appreciation (depreciation) on swap contracts	150,208

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 4. DERIVATIVE TRANSACTIONS – (Continued)

During the year ended October 31, 2012, the Fund sold a total notional value of swap contracts of $6,217,600. The total notional value of terminated swap contracts was $6,217,600. No collateral was posted by either party as of October 31, 2012. The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the year ended October 31, 2012.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	SMI Fund Management Fee	SMI Balanced Fund Management Fee
$1 – $100 million	1.00%	0.90%
$100,000,001 – $250 million	1.00%	0.80%
$250,000,001 to $500 million	0.90%	0.70%
Over $500 million	0.80%	0.60%

For the fiscal year ended October 31, 2012, the Advisor earned fees of $2,818,094 from the SMI Fund. For the fiscal year ended October 31, 2012, the Advisor earned fees of $351,453 from the SMI Balanced Fund before the reimbursement described below. At October 31, 2012, $232,001 and $16,176 were owed to the Advisor from the SMI Fund and the SMI Balanced Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s total annual expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), at 1.50% of the SMI Fund’s and 1.15% of the SMI Balanced Fund’s average daily net assets through February 28, 2013. For the fiscal year ended October 31, 2012, the Advisor did not waive any fees for the SMI Fund. For the fiscal year ended October 31, 2012, the Advisor waived fees of $131,773 for the SMI Balanced Fund.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation for the SMI Fund and the 1.15% expense limitation for the SMI Balanced Fund. The amount subject to repayment by the SMI Balanced Fund, pursuant to the aforementioned conditions, at October 31, 2012 is as follows:

Amount	Recoverable through October 31,
$126,597	2014
131,773	2015

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2012, HASI earned fees of $127,978 for administrative services provided to the SMI Fund. For the fiscal year ended October 31, 2012, HASI earned fees of $16,932 for administrative services provided to the SMI Balanced Fund. At October 31, 2012, $10,563 was owed to HASI from the SMI Fund for administrative services. At October 31, 2012, $1,477 was owed to HASI from the SMI Balanced Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”).

For the fiscal year ended October 31, 2012, the Custodian earned fees of $38,565 for custody services provided to the SMI Fund. For the fiscal year ended October 31, 2012, the Custodian earned fees of $19,492 for custody services provided to the SMI Balanced Fund. At October 31, 2012, the Custodian was owed $3,344 and $1,472 from the SMI Fund and SMI Balanced Fund, respectively, for custody services.

The Custodian receives distribution fees from the underlying funds in which the Funds invest and forwards these fees back to the appropriate Fund. The Funds use the fees received to reduce gross expenses. A Trustee of the Trust is a member of management of the Custodian.

The Trust retains HASI to act as each Fund’s transfer agent and to provide the Funds with fund accounting services. For the fiscal year ended October 31, 2012, HASI earned fees of $111,323 from the SMI Fund for transfer agent services. For the fiscal year ended October 31, 2012, HASI earned fees of $45,935 from the SMI Balanced Fund for transfer agent services. At October 31, 2012, HASI was owed $11,304 and $5,154 from the SMI Fund and SMI Balanced Fund, respectively, for transfer agent services. For the fiscal year ended October 31, 2012, HASI earned fees of $54,957 and $12,055 from the SMI Fund and SMI Balanced Fund, respectively, for fund accounting services. At October 31, 2012, HASI was owed $4,613 from the SMI Fund for fund accounting services. At October 31, 2012, $688 was owed to HASI from the SMI Balanced Fund for fund accounting services.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of each Fund. There were no payments made to the Distributor by either Fund for the fiscal period ended October 31, 2012. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 6. INVESTMENTS

For the fiscal year ended October 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	SMI Fund	SMI Balanced Fund
Purchases
U.S. Government Obligations	$—	$48,682,574
Other	534,064,421	84,703,292

Sales
U.S. Government Obligations	$—	$49,995,647
Other	563,289,671	84,666,755

At October 31, 2012, the net unrealized appreciation (depreciation) of investments for tax purposes, was as follows:

	SMI Fund	SMI Balanced Fund
Gross Appreciation	$9,275,668	$1,042,540
Gross (Depreciation)	(1,849,335)	(277,228)

Net Appreciation (Depreciaton) on Investments	$7,426,333	$765,312

At October 31, 2012, the aggregate cost of securities for federal income tax purposes was $265,270,006 and $37,681,992 for the SMI Fund and the SMI Balanced Fund, respectively.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 7. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Board of Trustees and management of the SMI Balanced Fund consider the restricted securities shown below to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee. At October 31, 2012, the SMI Balanced Fund held restricted securities representing 4.50% of net assets, as listed below:

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 7. RESTRICTED SECURITIES – (Continued)

Issuer Description	Acquisition Date		Principal Amount	Amortized Cost	Fair Value
Credit Suisse Mortgage Capital Certificate, 5.250%, 03/27/2037	6/13/2011		$28,050	28,059	$28,916
DBRR Trust, Series 2012-EZ1, Class A, 0.946%, 09/25/2045	(a)		149,698	149,966	150,201
Deutsche Telekom International Finance BV, 2.250%, 03/06/2017	(b)		155,000	154,317	158,940
Ford Motor Credit Co. LLC, 3.984%, 06/15/2016	(c)		65,000	65,072	68,951
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1, 1.103%, 03/06/2020	(d)		62,592	62,068	62,591
Hertz Vehicle Financing, LLC, Series 2009-2A, Class A1, 4.260%, 03/25/2013	4/21/2011		83,333	85,410	84,061
Hertz Vehicle Financing, LLC, Series 2011-1A, Class A1, 2.200%, 03/25/2015	(e)		160,000	160,634	164,002
ING Bank NV, 3.750%, 03/07/2017	(f)		165,000	164,425	174,892
Liberty Mutual Group, 6.700%, 08/15/2016	1/19/2012		25,000	26,981	28,375
Liberty Mutual Group, 5.000%, 06/01/2021	(g)		140,000	138,426	151,540
MetLife Institutional Funding, 1.700%, 06/29/2015	(h)		230,000	230,168	235,081
Nationwide Financial Services, 5.375%, 03/25/2021	(i)		155,000	155,884	163,871
Principal Life Global Funding II, 0.976%, 07/09/2014	7/12/2012		20,000	20,000	20,005
Prudential Holdings, LLC, 8.695%, 12/18/2023	2/24/2011		41,000	49,207	51,101
Prudential Insurance Co., 8.300%, 07/01/2025	(k	)	85,000	104,875	115,196
Structured Asset Securities Corp., 2005-S7 Class A2, 0.511%, 12/25/2035	6/22/2011		21,686	13,619	20,324
TOTAL					$1,678,047

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 7. RESTRICTED SECURITIES – (Continued)

(a)	Purchased on various dates beginning 09/21/2012.
(b)	Purchased on various dates beginning 02/29/2012.
(c)	Purchased on various dates beginning 06/17/2011.
(d)	Purchased on various dates beginning 03/10/2011.
(e)	Purchased on various dates beginning 06/13/2011.
(f)	Purchased on various dates beginning 03/01/2012.
(g)	Purchased on various dates beginning 08/11/2011.
(h)	Purchased on various dates beginning 06/27/2012.
(i)	Purchased on various dates beginning 04/20/2011.
(k)	Purchased on various dates beginning 05/17/2011.

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2012, National Financial Services Corporation, for the benefit of others, held 36.33% of the SMI Balanced Fund. As a result, National Financial Services Corporation may be deemed to control the SMI Balanced Fund.

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

SMI Fund:

On December 31, 2012, SMI Fund paid an income distribution of $0.0004 per share and a long-term capital gain distribution of $0.4974 per share to shareholders of record on December 28, 2012.

The tax characterization of distributions for the fiscal years ended October 31, 2012 and October 31, 2011, was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$—	$687,868

	$—	$687,868

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS – (Continued)

At October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$9,995
Accumulated undistributed long-term capital gains	11,102,006
Capital loss carryforward	(2,053,575)
Unrealized appreciation (depreciation)	7,426,333

$16,484,759

At October 31, 2012, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $1,528.

SMI Investing Balanced Fund: On December 31, 2012, SMI Investing Balanced Fund paid an income distribution of $0.0257 per share, a short-term capital gain distribution of $0.0687 per share, and a long-term capital gain distribution of $0.1001 per share to shareholders of record on December 28, 2012.

On December 30, 2011, SMI Investing Balanced Fund paid an income distribution of $0.0548 per share to shareholders of record on December 29, 2011.

There were no distributions made by the Fund during the fiscal year ended October 31, 2011.

The tax characterization of distributions for the fiscal year ended October 31, 2012 was as follows:

2012
Distributions paid from:
Ordinary Income	$198,642

$198,642

At October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$234,595
Accumulated undistributed long-term capital gains	342,122
Accumulated capital and other losses	(47,555)
Unrealized appreciation (depreciation)	765,312

$1,294,474

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS – (Continued)

At October 31, 2012, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $12,233.

Under current tax law, net investment losses realized after December 31 of a fund’s fiscal year may be deferred and are treated as occurring on the first business day of the following fiscal year for tax purposes. The SMI Balanced Fund deferred net investment losses in the amount of $47,555.

NOTE 11. CAPITAL LOSS CARRYFORWARD

At October 31, 2012, the SMI Fund had available for federal tax purposes an unused capital loss carryforward of $2,053,575 which is available for offset against future taxable net capital gains. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. The carryforwards expire as follows:

SMI Fund		Expires October 31,
$2,053,575	*	2016

*	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $1,106,117 per year.

THE SOUND MIND INVESTING FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012 – (Continued)

NOTE 12. MERGER OF THE SMI FUND AND MANAGED VOLATILITY FUND

The SMI Fund acquired all of the assets and liabilities of the Sound Mind Investing Managed Volatility Fund (the “Managed Volatility Fund”), in a tax-free reorganization at the close of business on February 15, 2011 pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Unified Series Trust on November 3, 2010. The acquisition was accomplished by a tax-free exchange of 2,455,425 shares of the Managed Volatility Fund (valued at $10.15 per share) for 2,076,880 shares of the SMI Fund (valued at $12.00 per share). Each share of the Managed Volatility Fund was exchanged for 0.846 shares of the SMI Fund. The Managed Volatility Fund’s net assets on the date of the reorganization were $24,922,565 including $3,251,741 of unrealized appreciation, and capital loss carryforwards of $3,941,551 and were combined with the SMI Fund’s net assets. The aggregate net assets of the SMI Fund & Managed Volatility Fund immediately before the acquisition were $332,449,831 and $24,922,565, respectively. The combined net assets immediately after the acquisition were $357,372,396 for 29,781,033 shares outstanding.

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period for both the SMI Fund and Managed Volatility Fund, the SMI Fund’s pro forma results of operations for the year ended October 31, 2011 are as follows:

Net investment income	$735,806
Net realized gain (loss) on investment transactions	39,778,253
Net unrealized appreciation (depreciation) on investments	(33,642,945)

Net increase (decrease) in net assets resulting from operations	$6,871,114

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization has been completed, it is not practicable to separate the amounts of revenue and earnings of the Managed Volatility Fund that have been included in the SMI Fund’s statement of operations since February 15, 2011.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sound Mind Investing Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, of Sound Mind Investing Funds, comprising Sound Mind Investing Fund and Sound Mind Investing Balanced Fund, each a series of the Unified Series Trust (the “Funds”), including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, the financial highlights for each of the five years in the period then ended for Sound Mind Investing Fund, and the financial highlights for each of the two periods in the period then ended for Sound Mind Investing Balanced Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Sound Mind Investing Funds as of October 31, 2012, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 31, 2012

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 61) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.

TRUSTEES AND OFFICERS – (Unaudited), (Continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 23 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 56)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

TRUSTEES AND OFFICERS – (Unaudited), (Continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert W. Silva (Age – 45) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.
Lynn E. Wood (Age – 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 36) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to February 2012. Assistant Secretary of the Trust from November 2008 to May 2010.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 23 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2012.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-764-3863 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT APPROVAL FOR SMI BALANCED FUND – (Unaudited)

Sound Mind Investing Fund (the “SMI Fund”) and Sound Mind Investing Balanced Fund (the “SMI Balanced Fund”) (collectively, the “Funds”), are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Funds and, as required by law, determines annually whether to approve the continuance of each Fund’s management agreement with its investment adviser, SMI Advisory Services, LLC (the “Adviser”) and the sub-advisory agreement between the Adviser and Scout Investments, Inc., through its Reams Asset Management division (the “Sub-Adviser”) on behalf of the SMI Balanced Fund.

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or the Adviser, with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on January 31, 2012 via teleconference to consider whether to recommend that the full Board renew each Fund’s management agreement and the sub-advisory agreement with the Adviser for an additional year. All Trustees were present. In advance of the Committee meeting, each Trustee received and reviewed the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials specifically provided to each Trustee in advance of the Committee meeting included the following information: (i) letters to the Board from the Adviser and Sub-Adviser responding to detailed questions posed by the Administrator requesting information required by Section 15(c) of the 1940 Act, such as a description of services provided to a Fund, profitability from managing a Fund and ideas for future growth of a Fund; (ii) commentary provided by a Fund’s portfolio managers and a current schedule of investments for each Fund; (iii) certification from the Trust’s Chief Compliance Officer (“CCO”) that each of the Adviser and Sub-Adviser has adopted a compliance program that is reasonably designed to prevent violations of federal securities laws with respect to a Fund’s assets under management, (iv) the Adviser and Sub-Adviser’s current Form ADV Parts 1 and 2; (v) current balance sheet and income statement; (vi) performance reports provided by the Administrator showing each Fund’s performance for various periods as of November 30, 2011, and comparisons to a Fund’s benchmark(s) and peer group for the same periods; (vii) fee and expense reports provided by the Administrator comparing the Fund’s advisory fee and total expense ratios (after fee waivers and reimbursements) to a peer group as determined by the Administrator; and (viii) reports from the Adviser and Sub-Adviser confirming that they do not use soft dollars or receive 12b-1 fees from a Fund. After discussing the materials, the Committee contacted certain executives, portfolio managers and compliance personnel of the Adviser and conducted an interview led by the Chairman of the Audit Committee of the Board.

MANAGEMENT AGREEMENT APPROVAL FOR SMI BALANCED FUND – (Unaudited), (Continued)

At the Trustees’ in-person meeting held on February 13, 2012, the Committee recommended, and the Trustees, including the Independent Trustees, unanimously approved, the continuance of each Fund’s management agreement and the sub-advisory agreement with the Adviser for an additional year. The Trustees’ approval of each Fund’s management agreement and sub-advisory agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Board considered the Committee’s discussion with the Adviser concerning the results of the Adviser’s “Upgrading Strategy” during the prior year, which the Adviser uses to manage the SMI Fund and the equity portfolio of the SMI Balanced Fund. The Trustees recalled that, while in the Committee meeting, they had reviewed the materials provided by the Adviser and the resources it provides to each Fund, and considered the adequacy of such resources in light of the desired growth in the levels of a Fund’s assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs. The Board determined that the Adviser’s resources appear adequate, and specifically noted that the Adviser provides three experienced portfolio managers to implement its strategy. The Board also noted that the Adviser provides the support of its compliance officer and customized software to assist in portfolio compliance by the Funds. The Board confirmed that the Adviser was not proposing any changes to the level of services provided to the Funds or the personnel providing those services.

The Board noted that various compliance reports regarding the Funds had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that each Fund’s investment policies and restrictions were consistently complied with during the last year. The Board considered the Committee’s earlier discussion with the Adviser, during which the Adviser summarized its supervision of the Sub-Adviser, including its review of the Sub-Adviser’s trading activities and derivative transactions on behalf of the SMI Balanced Fund. The Board noted that the Trust’s CCO had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)	Fund Performance – The Board discussed the performance of the SMI Fund and of the SMI Balanced Fund’s equity portfolio. The Trustees noted that the Adviser’s Upgrading Strategy had performed well during the period from each Fund’s inception date through 2010, but noted that in 2011, the strategy’s return was lower than its benchmark. The Board noted the Adviser’s explanation that when stock market trends are short-lived and erratic, as they were during the prior year, the Adviser’s Upgrading Strategy has difficulty identifying the appropriate trend to follow. The Trustees recalled that during the Committee meeting, the Adviser had explained that the change in the environment, where investors are not focused on fundamentals, had affected the Adviser’s strategy, although the Adviser believed that the strategy remains sound in execution. The Board determined that the Adviser was entitled to additional time to execute its strategy based on its long-term performance results.

MANAGEMENT AGREEMENT APPROVAL FOR SMI BALANCED FUND – (Unaudited), (Continued)

(iii)	Fee Rates and Profitability – The Board noted that the Adviser’s management fee of 1.00% for the SMI Fund had been reduced to 0.90% for assets in excess of $250 million due to a fee breakpoint. They also noted that the Adviser had not received a substantial portion of its management fee of 0.90% for the SMI Balanced Fund’s equity portfolio as a result of the Adviser’s agreement to waive its fee and cap expenses of the SMI Balanced Fund. The Board noted that each Fund’s total expense ratio (after fee waivers and reimbursements) was in-line with the average ratio of its peer group. The Board noted that no changes were proposed to either Fund’s management agreement and that the Adviser had confirmed that it would continue capping certain operating expenses of each Fund at current levels for the coming year.

The Board considered the Adviser’s representation that the management agreements were profitable. The Board noted that the Adviser reported that it does not direct Fund brokerage to brokers and dealers in return for research services using soft dollar arrangements, and that the Adviser has directed that any 12b-1 fees which otherwise would be paid by the Funds’ underlying investment companies to Adviser, be returned to the Fund. Based on its review, the Board determined that the Adviser’s profits were not excessive.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Board noted that the Adviser had instituted fee breakpoints to reduce its fee to the Funds as assets increase, thus passing economies of scale back to the Fund. The Board also noted that although the Funds appear to be growing, it did not appear that the Adviser has begun to realize any excessive profits from managing the Funds.

After reviewing all of the foregoing, and based upon the Committee’s recommendation and all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the advisory fees paid by the SMI Fund and the SMI Balanced Fund are reasonable, based on the nature and quality of advisory services provided by the Adviser to the Funds, and unanimously voted to approve the continuation of each management agreement between the Trust and the Adviser on behalf of each Fund.

SCOUT INVESTMENTS, INC., THROUGH ITS REAMS ASSET MANAGEMENT DIVISION (SUB-ADVISER TO SOUND MIND INVESTING BALANCED FUND)

(i)	The Nature, Extent and Quality of Services – The Board noted that the Sub-Adviser manages the fixed income portfolio of the SMI Balanced Fund using a core plus strategy. They noted that the Sub-Adviser also manages billions of dollars of separate accounts and other investment companies using substantially the same core plus fixed income strategy that it uses to manage the fixed-income portion of the SMI Balanced Fund. The Board reviewed the responses from the Sub-Adviser as to the resources to be provided to the SMI Balanced Fund, and considered the adequacy of such resources, and whether the resources are sufficient to achieve positive performance, compliance and other needs. The Board determined that the Sub-Adviser’s resources appear adequate, and specifically noted that it provides the services of five experienced portfolio managers, and the support of other professional and administrative staff, including fixed income research staff, operational personnel, and a general counsel and chief compliance officer. The Committee members noted that the Sub-Adviser ultimately is owned by UMB Financial Corporation, a well-capitalized, national financial services company with publicly available financial statements. The Board noted the Sub-Adviser’s confirmation that there were no changes in investment management personnel, investment decision-making authority, or operations were expected during the coming year.

The Trust’s CCO summarized his review of the Sub-Adviser’s compliance policies and procedures and stated that in his opinion the compliance program had been reasonably designed to prevent violation of federal securities laws.

(ii)	Performance – The Board noted that the Sub-Adviser had achieved a high absolute return for the SMI Balanced Fund’s fixed income portfolio, compared to its benchmarks, due in part to the rally in the Treasury market. The Board also reviewed the performance of the Sub-Adviser’s Core Plus composite (the “Composite”), and the returns of another fixed income mutual fund managed by the Sub-Adviser. The Board noted that the Sub-Adviser’s explanation for the variances in performance returns of the Composite and the comparable fund, compared to the SMI Balanced Fund’s fixed income portfolio, was reasonable.

(iii)	Fee Rates and Profitability – The Board then compared the sub-advisory fee charged by the Sub-Adviser, and noted that it was lower than the average fee charged by the Sub-Adviser to its separate account and other mutual fund clients with similar investment strategies. The Board determined that the sub-advisory fee was reasonable. The Board also noted the Sub-Adviser’s report that it does not receive any 12b-1 fees from the SMI Balanced Fund, nor does it enter into soft dollar arrangements whereby it directs the Fund’s portfolio transactions to brokers that provide research services to the Sub-Adviser. The Sub-Adviser also confirmed to the Committee that it does not use its affiliated broker-dealer to execute the Fund’s portfolio transactions.

(iv)	Economies of Scale – The Board next considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the sub-advisory fee arrangement. The Board noted that it did not appear that the Sub-Adviser would expect to realize any significant economies of scale from managing the fixed-income portion of the SMI Balanced Fund until the Fund’s assets have grown substantially.

SCOUT INVESTMENTS, INC., THROUGH ITS REAMS ASSET MANAGEMENT DIVISION (SUB-ADVISER TO SOUND MIND INVESTING BALANCED FUND) – (Continued)

After reviewing all of the foregoing, and based upon the Committee’s recommendation and all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the advisory fees paid by the SMI Balanced Fund are reasonable, based on the nature and quality of advisory services provided by the Sub-Adviser to the fixed-income portion of the SMI Balanced Fund, and unanimously voted to approve the continuation of the management agreement between the Adviser and the Sub-Adviser on behalf of SMI Balanced Fund.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly, Interested

Kenneth G.Y. Grant

OFFICERS

John C. Swhear, Interim President

Robert W. Silva, Chief Financial

    Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

SMI Advisory Services, LLC

11135 Baker Hollow Road

Columbus, IN 47201

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

THE SOUND MIND
INVESTING FUND

SOUND MIND INVESTING
BALANCED FUND

ANNUAL

OCTOBER 31, 2012

Fund Advisor:

SMI Advisory Services, LLC

11135 Baker Hollow Road

Columbus, IN 47201

Toll Free (877) SMI-Fund

www.smifund.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Marathon Fund:	FY 2012	$11,000
	FY 2011	$11,000

The SMI Funds:	FY 2012	$26,500
	FY 2011	$26,500

(b)	Audit-Related Fees

Registrant
The Marathon Fund:	FY 2012	$0
	FY 2011	$0

The SMI Funds:	FY 2012	$0
	FY 2011	$0

(c)	Tax Fees

Registrant
The Marathon Fund:	FY 2012	$2,500
	FY 2011	$2,500

The SMI Funds:	FY 2012	$5,500
	FY 2011	$5,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
The Marathon Fund:	FY 2012	$0
	FY 2011	$300

The SMI Funds:	FY 2012	$0
	FY 2011	$600

Nature of the fees: Fund Accounting system conversion testing

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of January 7, 2013 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ John C. Swhear
John C. Swhear, Interim President

Date 1/7/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John C. Swhear
John C. Swhear, Interim President

Date 1/7/2013

By /s/ Robert W. Silva
Robert W. Silva, Treasurer

Date 1/7/2013